                                                                   Exhibit 10.61

--------------------------------------------------------------------------------




           PARTNERSHIP INTEREST SUBSCRIPTION AND PURCHASE AGREEMENT
                           dated as of July 23, 1999

                                 By and Among

  Petro, Inc., Petro Holdings GP Corp., Petro Holdings LP Corp., Mobil Long
                                  Haul, Inc.,
 James A. Cardwell, Sr., James A. Cardwell, Jr., JAJCO II, Inc., Volvo Petro
               Holdings, LLC, Petro Warrant Holdings Corporation

                                      and

                         Petro Stopping Centers, L.P.




--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                               Page
                                                                               ----
PARTNERSHIP INTEREST SUBSCRIPTION AND PURCHASE AGREEMENT......................   1


ARTICLE I PURCHASE OF AND SUBSCRIPTION FOR  THE PARTNERSHIP INTERESTS.........   3

                1.1 Definitions...............................................   3
                1.2 Index of Other Defined Terms..............................   6
                1.3 Purchase; Subscription....................................   6
                1.4 Closing   ................................................   7
                1.5 Partnership Agreement.....................................   8

ARTICLE II  REPRESENTATIONS AND WARRANTIES  OF SELLER.........................   8

                2.1 Organization and Authority: Validity: No Conflict.........   8
                2.2 Good Title................................................   8
                2.3 No Prior Activities.......................................   8
                2.4 Filing of Returns.........................................   9
                2.5 Liens     ................................................   9
                2.6 Tax Returns...............................................   9
                2.7 Tax Deficiencies; Audits; Statutes of Limitations.........  10
                2.8 Special Tax Status........................................  10
                2.9 No Withholding............................................  10
                2.10 Tax Status of Seller LLC.................................  10
                2.11 Accredited Investor......................................  10
                2.12 Investment...............................................  10
                2.13 No Public Market.........................................  11

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................  11

                3.1 Organization and Authority; Validity......................  11
                3.2 Subsidiaries..............................................  12
                3.3 Capitalization............................................  12
                3.4 Conflicts; Defaults.......................................  13
                3.5 Litigation................................................  14
                3.6 Absence of Changes........................................  14
                3.7 No Undisclosed Liabilities................................  14
                3.8 SEC Documents.............................................  14
                3.9 Environmental Matters.....................................  14
                3.10 Financial Statements.....................................  15

                                                                                  Page
                                                                                  ----
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBERS....................   16

          4.1 Accredited Investor...............................................   16
          4.2 Investment........................................................   16
          4.3 No Public Market..................................................   16
          4.4 Organization; Authority; Validity.................................   17
          4.5 Good Title........................................................   17

ARTICLE V  COVENANTS OF THE HOLDING PARTNERS, THE COMPANY, SELLER
          AND THE SUBSCRIBERS...................................................   17

          5.1 Reasonable Best Efforts...........................................   17
          5.2 Further Assurances................................................   17
          5.3 Access to Properties and Records..................................   18
          5.4 Formation of Holdings; Contribution by Holding Partners...........   18
          5.5 Discount Note Financing...........................................   18
          5.6 Formation of Seller LLC; Merger of Petro GP into Seller LLC.......   18
          5.7 Supplemental Indenture............................................   18
          5.8 Bank Financing....................................................   18

ARTICLE VI TAX MATTERS..........................................................   18

          6.1 Tax Elections.....................................................   18
          6.2 Preparation of Returns and Payment of Taxes.......................   19
          6.3 Nonforeign Affidavit..............................................   19
          6.4 Cooperation and Records Retention.................................   19
          6.5 Access to Records.................................................   19
          6.6 Closing Tax Return and Allocations................................   19
          6.7 Value of Assets of Holdings and the Company.......................   20
          6.8 Taxes Owed by Seller..............................................   20
          6.9 Transfer Taxes....................................................   20

ARTICLE VII CONDITIONS PRECEDENT TO CLOSING.....................................   20

          7.1 Conditions Precedent to the Obligations of the Subscribers........   20
          7.2 Conditions Precedent to the Obligations of Seller.................   23
          7.3 Conditions Precedent to the Obligations of the Holding Partners...   23
          7.4 Conditions Precedent to the Obligations of the Company............   25
          7.5 Conditions Precedent to the Obligations of All Parties............   25

ARTICLE VIII  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
          INDEMNIFICATION.......................................................   27

          8.1 Survival of Representations and Warranties........................   27
          8.2 Indemnification by Seller.........................................   27
          8.3 Indemnification by Subscribers....................................   29

                                                                           Page
                                                                           ----
           8.4 Indemnification by the Company............................    30
           8.5 Indemnification by Holdings...............................    30
           8.6 Limitation................................................    30
           8.7 Indemnity Procedure.......................................    30
           8.8 Agreement with Respect to Schedule 8.8 Items..............    31

ARTICLE IX TERMINATION...................................................    32

          9.1 Grounds for Termination....................................    32
          9.2 Effect of Termination......................................    33

ARTICLE X MISCELLANEOUS..................................................    33

          10.1 Costs and Expenses........................................    33
          10.2 Notices...................................................    33
          10.3 Counterparts; Facsimile...................................    35
          10.4 Entire Agreement..........................................    35
          10.5 Captions..................................................    36
          10.6 Governing Law.............................................    36
          10.7 No Third Party Rights.....................................    36
          10.8 Amendment and Waiver......................................    36
          10.9 Construction and Representation by Counsel................    36
          10.10 Further Assurances.......................................    36
          10.11 Binding Effect; No Assignment............................    36
          10.12 Specific Performance.....................................    36
          10.13 Limitation of Liability..................................    37
          10.14 Arbitration..............................................    37
          10.15 Confidentiality..........................................    38
          10.16 Public Disclosure........................................    38

                             TABLE OF DEFINED TERMS

Defined Term                                                  Section                                           Page
AAA........................................................   Section 10.15...................................   37
Agreement..................................................   Preamble........................................    1
Allocation Schedule........................................   Section 6.7.....................................   20
Business Day...............................................   Section 1.4(a)..................................   .7
Cardwell Jr................................................   Preamble........................................    1
Cardwell Partners..........................................   Preamble........................................    1
Cardwell Sr................................................   Preamble........................................    1
Closing....................................................   Section 1.4(a)..................................    7
Closing Date...............................................   Section 1.4(a)..................................    7
Closing K-1................................................   Section 6.6.....................................   20
Company....................................................   Preamble........................................    1
Damages....................................................   Section 8.2(a)..................................   27
Date of Notice of Claim....................................   Section 8.7.....................................   31
Disclosing Party...........................................   Section 10.15...................................   38
Disputing Parties..........................................   Section 10.15...................................   37
Disputing Party............................................   Section 10.15...................................   37
Environmental Permits......................................   Section 3.9(a)..................................   14
Expenses...................................................   Section 2.3.....................................    8
Holding Partners...........................................   Recitals........................................    1
Holdings...................................................   Recitals........................................    1
Indemnitee.................................................   Section 8.7(a)..................................   30
Indemnitor.................................................   Section 8.7(a)..................................   30
Information................................................   Section 10.15...................................   38
JAJCO......................................................   Preamble........................................    1
Kirschner..................................................   Recitals........................................    2
Kirschner Interest.........................................   Recitals........................................    2
Liens......................................................   Section 2.2.....................................    8
Limited Partnership Interest...............................   Recitals........................................    1
Members....................................................   Section 2.12....................................   10
Mobil......................................................   Preamble........................................    1
Mobil Class A Preferred Limited Partner Interest...........   Recitals........................................    1
Mobil Class B Preferred Limited Partner Interest...........   Recitals........................................    1
Mobil Interests............................................   Recitals........................................    1
Mobil Limited Partner Interest.............................   Recitals........................................    1
Notice of Claim............................................   Section 8.7(a)..................................   30
Partner Insurance Policy...................................   Section 7.5.....................................   26
Partnership Agreement......................................   Section 1.4(b)..................................    7
Petro......................................................   Preamble........................................    1
Petro GP...................................................   Preamble........................................    1
Pre-Change Period..........................................   Section 6.6.....................................   20
Receiving Party............................................   Section 10.15...................................   38
Registration Rights Agreement..............................   Section 7.2(a)..................................   23
SEC Documents..............................................   Section 3.8.....................................   14
Seller.....................................................   Preamble........................................    1
Seller Interests...........................................   Recitals........................................    2
Seller LLC.................................................   Recitals........................................    2
Seller LLC Interest........................................   Recitals........................................    2
Seller Note................................................   Section 1.3(a)..................................    6
Stockholder................................................   Section 2.12....................................   10

Subscribers................................................   Preamble.........................................   1
Tax Indemnitees............................................   Section 8.2(b)...................................  28
Volvo......................................................   Preamble.........................................   1
Volvo Limited Partner Interest.............................   Recitals.........................................   1
Warrant Holdings...........................................   Preamble.........................................   1

  EXHIBITS
  --------
  Exhibit A-1       Items to be Addressed in Opinion of Counsel to Seller
  Exhibit A-2       Items to be Addressed in Opinion of Tax Counsel to Seller
  Exhibit B-1       Items to be Addressed in Opinion of Counsel to Holdings
                    delivered to Mobil, Volvo and Seller
  Exhibit B-2       Items to be Addressed in Opinion of Counsel to Holdings
                    delivered to Seller
  Exhibit B-3       Items to be Addressed in Opinion of Counsel to the Company
                    delivered to Volvo
  Exhibit C-1       Items to be Addressed in Opinion of Counsel to Mobil
  Exhibit C-2       Items to be Addressed in Opinion of Counsel to Volvo
  Exhibit D         Supplemental Indenture
  Exhibit E-1       Fourth Amended and Restated Partnership Agreement
  Exhibit E-2       Holdings Partnership Agreement
  Exhibit F         Volvo Joint Operating and Supply Agreement
  Exhibit G-1       Partnership Interest Assignment and Assumption Agreement
  Exhibit G-2       Seller Limited Partner Interest Assignment and Assumption
                    Agreement
  Exhibit G-3       Seller LLC Interest Assignment and Assumption Agreement
  Exhibit H         Bank Financing and Commitment Letter
  Exhibit I-1       Holdings' Certificate to Volvo
  Exhibit I-2       Holdings' Certificate to Seller
  Exhibit J         Mobil Fueling Agreement
  Exhibit K         Mobil Lube Agreement
  Exhibit L         Kirschner Purchase Agreement
  Exhibit M         Terms of Environmental Insurance Policy
  Exhibit N         Registration Rights Agreement

  SCHEDULES
  ---------
  Schedule 2.2      Title
  Schedule 2.4      Filing of Returns
  Schedule 3.3      Capitalization
  Schedule 3.4      Conflicts; Defaults
  Schedule 3.5      Litigation
  Schedule 3.9      Environmental Matters
  Schedule 7.5      Consents
  Schedule 8.8      Certain Environmental Items

                       PARTNERSHIP INTEREST SUBSCRIPTION
                       ---------------------------------

                            AND PURCHASE AGREEMENT
                            ----------------------

     This PARTNERSHIP INTEREST SUBSCRIPTION AND PURCHASE AGREEMENT (the "Agreement") is made and entered into this 23rd day of July, 1999, by and among
----------
Petro, Inc., a Texas corporation ("Petro"), Petro Holdings LP Corp., a Delaware
                                   -----
corporation ("Seller"), Petro Holdings GP Corp., a Delaware corporation ("Petro
              ------                                                      -----
GP"), Petro Stopping Centers, L.P., a Delaware limited partnership (the
--
"Company"), Mobil Long Haul, Inc., a Delaware corporation ("Mobil"), James A.
 -------                                                    -----
Cardwell, Sr. ("Cardwell Sr."), James A. Cardwell, Jr. ("Cardwell Jr."), JAJCO
                ------------                             ------------
II, Inc., a Delaware corporation ("JAJCO," and together with Petro, Cardwell Sr. and Cardwell Jr., the "Cardwell Partners"), Volvo Petro Holdings, LLC, a
                       -----------------
Delaware limited liability company ("Volvo", and together with Mobil, the
                                     -----
"Subscribers"), and Petro Warrant Holdings Corporation, a Delaware corporation
------------
("Warrant Holdings").
  ----------------

                                   RECITALS

     A. WHEREAS, in connection with the consummation of the transactions contemplated herein, Mobil, Volvo, Warrant Holdings and the Cardwell Partners (such Partners, the "Holding Partners") shall form Petro Stopping Centers
                     ----------------
Holdings, L.P., a Delaware limited partnership ("Holdings");
                                                 --------

     B. WHEREAS, each of the Cardwell Partners and Mobil shall contribute all or a portion of their respective common limited partnership and preferred limited partnership interests, as applicable, in the Company to Holdings in exchange for a common limited partnership interest or Class A preferred limited partnership interest in Holdings, as the case may be;

     C. WHEREAS, as a result of the contribution transaction described in paragraph B above, Mobil shall own a common limited partnership interest in Holdings (the "Mobil Limited Partner Interest") and a Class A preferred limited
               ------------------------------
partnership interest in Holdings (the "Mobil Class A Preferred Limited Partner
                                       ---------------------------------------
Interest");
--------

     D. WHEREAS, Mobil desires to invest an additional five million dollars ($5,000,000) in cash in exchange for a Class B preferred limited partnership interest in Holdings (the "Mobil Class B Preferred Limited Partner Interest",
                           ------------------------------------------------
and, together with the Mobil Limited Partner Interest and the Mobil Class A Preferred Limited Partner Interest, the "Mobil Interests");
                                         ---------------

     E. WHEREAS, Volvo desires to invest thirty million dollars ($30,000,000) in cash in exchange for a common limited partnership interest in Holdings (the "Volvo Limited Partner Interest");
-------------------------------

     F. WHEREAS, Warrant Holdings desires to invest nine million seven hundred thousand dollars ($9,700,000) in cash in exchange for a common limited partnership interest in Holdings (the "Warrant Holdings Interest");

     G. WHEREAS, Seller owns a common limited partnership interest in the Company (the "Seller Limited Partnership Interest");
              -----------------------------------

     H. WHEREAS, in connection with the consummation of the transactions contemplated herein, Petro GP, a wholly-owned subsidiary of Seller, which owns a general partner percentage interest in the Company, shall merge with and into Petro Holdings GP, L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of Seller ("Seller LLC"), with Seller LLC as the surviving
                             ----------
entity;

     I. WHEREAS, Seller will own 100% of the outstanding membership interests of Seller LLC (the "Seller LLC Interest," and together with the Seller Limited
                    -------------------
Partnership Interest, the "Seller Interests");
                           ----------------

     J. WHEREAS, Holdings desires to purchase the Seller Interests from Seller in exchange for fifty-five million dollars ($55,000,000) in cash and a senior discount note with an Accreted Value on the date of issuance of fourteen million, eight hundred twenty-nine thousand, eight hundred fifty-three dollars ($14,829,853), constituting an aggregate purchase price equal to sixty-nine million, eight hundred twenty-nine thousand, eight hundred fifty-three dollars ($69,829,853);

     K. WHEREAS, Kirschner Investments, a Pennsylvania general partnership ("Kirschner") owns a common limited partnership interest in the Company (the "Kirschner Interest");
-------------------

     L. WHEREAS, Holdings shall purchase the Kirschner Interest from Kirschner pursuant to the terms of the Kirschner Purchase Agreement;

     M. WHEREAS, the parties hereto are entering into this Agreement to provide for such subscription of partnership interests by Mobil, Volvo and Warrant Holdings, and the purchase of the Seller Interests, and to establish certain rights and obligations in connection therewith; and

     N. WHEREAS, the Third Amended and Restated Partnership Agreement of the Company shall be amended and restated at the Closing to reflect the transactions contemplated herein, and to reflect such other modifications as agreed upon by the parties thereto.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, representations and warranties herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

                                   ARTICLE I

                       PURCHASE OF AND SUBSCRIPTION FOR
                       ---------------------------------

                           THE PARTNERSHIP INTERESTS
                           -------------------------

     1.1  Definitions   The following terms, as used herein, have the following
          -----------
definitions:

     "Accreted Value" has the meaning ascribed to such term in the indenture
      --------------
relating to the Discount Note Financing.

     "Bank Financing" means the new credit agreement, dated as of the Closing
      --------------
Date, by and among the Company and the other parties set forth on the signature pages thereto, pursuant to the commitment letter attached hereto as Exhibit H.
                                                                    ---------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Confidentiality Agreements" means that certain (a) Confidentiality
      --------------------------
Agreement dated as of December 23, 1998, by and between the Company and Volvo and (b) Environmental Confidentiality Agreement dated as of March 8, 1999 by and between the Company and Volvo.

     "Discount Note Financing" means the offering by Holdings of Senior Discount
      -----------------------
Notes with an Accreted Value on the date of issuance of fifty-four million, eight hundred twenty-nine thousand, eight hundred fifty-three dollars ($54,829,853) pursuant to Rule 144A under the Securities Act.

     "Environmental Laws" means all applicable federal, state and local laws,
      ------------------
rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment, ensuring public health and safety from environmental hazards, management and storage of Hazardous Materials, and all other laws relating to the use, treatment, storage, disposal, handling or transportation of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, as amended), the Clean Air Act, the Clean Water Act, the Solid Wastes Disposal Act (as amended by the Resources Conservation and Recovery Act), the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, the Safe Drinking Water Act and any and all regulations issued under each of such statutes.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fourth Amended and Restated Partnership Agreement" means that certain
      -------------------------------------------------
Fourth Amended and Restated Partnership Agreement of the Company dated as of the Closing Date, by and among the parties set forth on the signature pages thereto.

     "GAAP" means generally accepted accounting principles in effect in the
      ----
United States of America at the time of determination, and which are consistently applied.

     "Group" shall mean, individually and collectively, (a) Seller LLC, as
      -----
successor to Petro GP, (b) Petro GP, (c) Seller, and (d) any individual, trust, corporation, partnership, limited liability company or any other entity as to which Seller General Partner is liable for Taxes incurred by such individual or entity either as a transferee, or pursuant to Treasury Regulations Section 1.1502-6, or pursuant to any other provision of federal, territorial, state, local or foreign law or regulations.

     "Hazardous Materials" mean any dangerous, toxic or hazardous pollutant,
      -------------------
contaminant, chemical, waste, material or substance, including but not limited to gasoline, diesel fuels, waste oils or other petroleum products, as defined in or governed by the Environmental Laws.

     "Holdings Partnership Agreement" means that certain Partnership Agreement
      ------------------------------
of Holdings dated as of the Closing Date, by and among the parties set forth on the signature pages thereto.

     "Indenture" means the Company's indenture dated as of February 1, 1997
      ---------
relating to the Company's 10 1/2 Senior Notes due 2007.

     "Kirschner Purchase Agreement" means that certain Kirschner Partnership
      ----------------------------
Interest Purchase Agreement dated as of the Closing Date, by and between Kirschner and Holdings.

     "Knowledge" means the actual knowledge of the executive officers of the
      ---------
Company, after reasonable inquiry. With respect to environmental representations and warranties set forth in Section 3.9, "Knowledge" includes the actual knowledge of Clark Rudy and Travis Roberts.

     "Material Adverse Effect" means a (a) material adverse effect on the
      -----------------------
ability of the Company to consummate the transactions contemplated hereby or (b) a material adverse effect on the results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

     "Mobil Fueling Agreement" means that certain PMPA Mobil Fuel Franchise
      -----------------------
Agreement dated as of the Closing Date, by and between Mobil Oil and the Company.

     "Mobil Lube Agreement" means that certain Master Supply Agreement for
      --------------------
Resale of Oils and Greases dated as of the Closing Date, by and between Mobil Oil and the Company.

     "Mobil Oil" means Mobil Oil Corporation, a New York corporation.
      ---------

     "Partners" has the meaning given to it in the Partnership Agreement.
      --------

     "Proceeding" means any action, suit, claim, demand, hearing, arbitration,
      ----------
proceeding (public or private) or governmental investigation that has been brought by or against any governmental body or any other person.

     "Real Property" means all real property owned or leased by the Company in
      -------------
connection with the operation of its business.

     "Recapitalization" means (a) the formation of Holdings, and the admission
      ----------------
of all of the Holding Partners to Holdings; (b) the equity investments in Holdings by Volvo and Mobil pursuant to this Agreement; and (c) the purchase by Holdings of the Seller Interests and the Kirschner Interest, all in accordance with the terms and conditions of this Agreement.

     "Release"  means the spilling, leaking, disposing, discharging, emitting,
      -------
depositing, ejecting, leaching, escaping or any other release or threatened release, however defined, whether intentional or unintentional, of any Hazardous Material.

     "Returns" shall mean all reports, estimates, declarations of estimated tax,
      -------
information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller General Partner" means Petro GP and, subsequent to the merger of
      ----------------------
Petro GP into Seller LLC, Seller LLC, as the successor to Petro GP.

     "Senior Discount Notes" means the Discount Notes to be issued in the
      ---------------------
Discount Note Financing.

     "Supplemental Indenture" means the supplemental indenture dated as of July
      ----------------------
23, 1999, amending the Indenture.

     "Taxes" shall mean all taxes, however denominated, including any interest,
      -----
penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), real property gains taxes, payroll and employee withholding taxes, unemployment insurance taxes, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which the Group is required to pay, withhold or collect.

     "Volvo Operating Agreement" means that certain Joint Operating and Supply
      -------------------------
Agreement dated as of the Closing Date, by and between Volvo Parent and the Company.

     "Volvo Parent" means Volvo Trucks North America, Inc., a Delaware
      ------------
corporation.

     1.2  Index of Other Defined Terms.  In addition to the terms defined above,
          ----------------------------
the terms set forth on the Table of Defined Terms on page (iii) hereto shall have the respective meanings given thereto in the sections indicated therein.

     1.3  Purchase; Subscription.  At the Closing, upon the terms and subject to
          ----------------------
the conditions of this Agreement

          (a) Purchase of Seller Interests.  At the Closing, upon the terms and
              ----------------------------
subject to the conditions set forth herein, the Holding Partners shall cause Holdings to purchase the Seller Interests by payment to Seller, (i) by wire transfer of immediately available funds, fifty-five million dollars ($55,000,000) in cash, and (ii) the issuance of a promissory note (the "Seller
                                                                        ------
Note"), in registered form for purposes of Sections 871(h)(2)(B)(i) and
----
881(c)(2)(B)(i) of the Code, with an Accreted Value on the date of issuance of fourteen million, eight hundred twenty-nine thousand, eight hundred fifty-three dollars ($14,829,853) with terms identical to those of, and under the same indenture and CUSIP number and with the same registration and other features as, the Senior Discount Notes to be issued in the Discount Note Financing (except that the Seller Note shall not have warrants attached thereto) for the Seller Limited Partnership Interest and the Seller LLC Interest (provided that the
                                                          --------
payment of the $55,000,000 in cash and the issuance of the Seller Note shall be allocated pro rata between the Seller Limited Partnership Interest and the Seller LLC Interest), constituting an aggregate amount equal to sixty-nine million, eight hundred twenty-nine thousand, eight hundred fifty-three dollars ($69,829,853), and Seller shall surrender the Seller Interests to Holdings and execute the Seller Limited Partner Interest Assignment and Assumption Agreement and the Seller LLC Interest Assignment and Assumption Agreement attached hereto as Exhibits H-2 and H-3, respectively, and shall thereafter cease to be a
   ------------     ---
partner in the Company and a member of the Seller LLC, it being understood that if the private placement of Senior Discount Notes is oversubscribed and there is, in the opinion of Holdings, sufficient unsatisfied demand to permit the sale of the Seller Note, such Seller Note shall be offered, if desired by Seller, and, if subscribed for in whole or in part, Seller shall receive cash at the Closing in lieu of all or such portion of the Seller Note equal to the net proceeds of such Seller Note.

          (b) Contribution of Partnership Interests by Cardwell Partners and
              --------------------------------------------------------------
Mobil to Holdings.  At the Closing, upon the terms and subject to the conditions
-----------------
set forth herein, each of the Cardwell Partners and Mobil shall contribute all or a portion of their respective common limited partnership and preferred limited partnership interests, as applicable, in the Company to Holdings in exchange for a common limited partnership interest or Class A preferred limited partnership interest in Holdings, as the case may be;

          (c) Investment by Mobil.  At the Closing, upon the terms and subject
              -------------------
to the conditions set forth herein, the Holding Partners shall cause Holdings to issue and deliver to Mobil the Mobil Class B Preferred Limited Partner Interest, and Mobil shall pay to Holdings, by wire transfer of immediately available funds, five million dollars ($5,000,000) in cash;

          (d) Investment by Volvo.  At the Closing, upon the terms and subject
              -------------------
to the conditions set forth herein, the Holding Partners shall cause Holdings to issue and deliver to Volvo the Volvo Limited Partner Interest and Volvo shall pay to Holdings, by wire transfer of immediately available funds, thirty million dollars ($30,000,000) in cash; and

          (e) Purchase of Kirschner Interest.  At the Closing, upon the terms
              ------------------------------
and subject to the conditions set forth herein, the Holding Partners shall cause Holdings to purchase the Kirschner Interest in accordance with the Kirschner Purchase Agreement and Kirschner shall thereafter cease to be a partner in the Company.

          (f) Investment by Warrant Holdings.  At the Closing, upon the terms
              ------------------------------
and subject to the conditions set forth herein, the Holding Partners shall cause Holdings to issue and deliver to Warrant Holdings the Warrant Holdings Interest and Warrant Holdings shall pay to Holdings, by wire transfer of immediately available funds, nine million seven hundred thousand dollars ($9,700,000) in cash.

     1.4  Closing.
          -------

          (a) Location; Date.  Subject to the conditions set forth in Article
              --------------
VII, unless this Agreement shall have been terminated pursuant to the provisions of Section 9.1 hereof, the closing (the "Closing") of the transactions
                                         -------
contemplated by this Agreement shall take place at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166-0193 on July 22, 1999, or, in the event that the conditions set forth in Article VII will not have been satisfied or waived by such date, on the third Business Day following the date that each of the conditions set forth in Article VII will have been satisfied or waived, or at such other place and time as the parties may mutually agree. "Business Day" shall mean a day other than a Saturday or a Sunday or other day
-------------
on which commercial banks in New York City are authorized or required by law to close. The date and time of such Closing are herein referred to as the "Closing
                                                                         -------
Date."
-----

          (b) Amendment to Partnership Agreement.  At the Closing, after the
              ----------------------------------
purchase of the Seller Interests, upon the terms and subject to the conditions set forth herein, the Third Amended and Restated Limited Partnership Agreement of Petro Stopping Centers, L.P., dated as of January 30, 1997 (the "Partnership
                                                                    -----------
Agreement") shall be amended to reflect the consummation of the transactions
---------
contemplated by this Agreement and to reflect such other modifications and consents as agreed upon by the parties thereto.

          (c) Holdings Partnership Agreement.  At the Closing, upon the terms
              ------------------------------
and subjects to the conditions set forth herein, the Holding Partners shall enter into the Holdings Partnership Agreement.

          (d) Further Assurances.  On and after the Closing Date, the parties
              ------------------
hereto shall enter into, execute and deliver such other and further agreements, documents and instruments, as any of them may reasonably request, for the purpose of effectuating the transactions contemplated by this Agreement, in each case upon the terms and conditions of Article VII below.

     1.5  Partnership Agreement.  The parties hereto agree and acknowledge that
          ---------------------
the transactions contemplated by this Agreement shall be exempt from and shall not trigger, be governed by or give effect to, any of the provisions contained in Article IX of the Partnership Agreement.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                                   OF SELLER

     Seller hereby represents and warrants to Holdings and Volvo as follows:

     2.1  Organization and Authority; Validity.  Seller is a corporation, duly
          ------------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, Petro GP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and, upon its formation, Seller LLC will be a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. Neither the execution or delivery of this Agreement nor the consummation of the transactions provided for hereby requires any further corporate action on the part of Seller. This Agreement has been duly executed by Seller and, assuming due execution by the other parties set forth on the signature pages hereto, is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or a suit in equity).

     2.2  Good Title.  Seller owns beneficially and of record the Seller Limited
          ----------
Partnership Interest and will own, upon the merger of Petro GP into Seller LLC, the LLC Interest, Petro GP owns beneficially and of record a .98% general partner interest in the Company, and Seller LLC will own, upon the merger of Petro GP into Seller LLC, such .98% general partner interest in the Company, in each case, free and clear of all claims, charges, liens, security interests, pledges, restrictions or encumbrances of any nature whatsoever (collectively, "Liens"), other than as set forth on Schedule 2.2. The transfer and delivery
 -----                               ------------
 of the Seller Interests to Holdings as contemplated by this Agreement will, upon consummation of the Closing, transfer good and marketable title thereto to Holdings, free and clear of all Liens.

     2.3  No Prior Activities.  Other than arising out of and relating solely
          -------------------
to Petro GP's and Seller LLC's status as a general partner of the Company, Petro GP has not, and, upon its formation and merger with Petro GP, and up until the Closing, Seller LLC shall not have, incurred any obligation or liability (whether accrued, absolute or contingent, and whether due or to become due) other than (a) under this Agreement, (b) for Taxes and (c) for administrative expenses incurred in the ordinary course of business (those expenses referenced in (c), collectively, "Expenses"), which Expenses shall not be in excess of
                       --------
$200,000 per year and all of which Expenses and obligations referenced in (a) above shall have been paid in full on or before the Closing Date. Petro GP is, and always has been and, upon its formation, Seller LLC will be and always will have been, a single-purpose entity to own and hold a general partner percentage interest in the Company for the benefit of Seller and, except for such general partner percentage interests, has not owned, leased, had the right to use or used any property, whether real, personal or mixed, and has not engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any person, in each instance other than under this Agreement and other than arising out of and relating solely to its status as a general partner of the Company or for Expenses, which Expenses shall not be in excess of $200,000 per year and all of which Expenses and obligations referenced in (a) above shall have been paid in full on or before the Closing Date. Petro GP has no employees and does not owe any compensation, fees, or any other employee benefits to any director or officer of Petro GP or to any other person other than arising solely out of or relating solely to its status as a general partner of the Company. Upon its formation and merger with Petro GP and up until the Closing, Seller LLC will have no employees and will not owe any compensation fees, or any other employee benefits to any director or officer of Seller LLC or to any other person other than arising solely out of or relating solely to its status as a general partner of the Company.

     2.4  Filing of Returns.  Except as provided in Schedule 2.4, all Returns
          -----------------                         ------------
required to be filed by or on behalf of members of the Group have been duly filed in a manner consistent with the Schedule K-1s (or equivalent forms) issued by the Company to the Group, and such Returns are true, complete and correct in all material respects. Except as provided in Schedule 2.4, all Taxes payable on
                                              ------------
the Returns or on subsequent assessments with respect thereto have been paid in full, and no other Taxes or penalties are payable by the Group with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the date of this Agreement, other than Taxes which are not yet due. Each member of the Group has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party. Except as set forth on Schedule 2.4, an extension of time
                                           ------------
within which to file any such Return which has not been filed has not been requested or granted.

     2.5  Liens.  Other than Liens for Taxes of the Company arising out of, and
          -----
relating solely to, the Seller General Partner's status as a general partner of the Company, there are no Liens on any of the assets of Seller General Partner with respect to Taxes, other than Liens for Taxes not yet due and payable or for Taxes that a member of the Group is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established.

     2.6  Tax Returns.  Seller or Petro GP has furnished to the Company true
          -----------
and complete copies of (a) relevant portions of income tax audit reports, statements of deficiencies, closing or other agreements received by the Group or on behalf of the Group relating to Taxes, and (b) all relevant portions of Returns for the Group for all periods ending on and after the Group's 1997 taxable year. Petro GP has never been a member of an affiliated group filing consolidated returns other than a group of which Petro GP and Seller were the only members. Neither Petro GP nor any member of the Group does business in or derives income from any state, local, territorial or foreign taxing jurisdiction other than those for which all Returns have been furnished to the Company.

     2.7   Tax Deficiencies; Audits; Statutes of Limitations.  The Returns of
           -------------------------------------------------
the Group have never been audited by a government or taxing authority, nor, to the knowledge of Seller, is any such audit in process, pending or threatened (either in writing or, to the knowledge of Seller, verbally, formally or informally). No deficiencies exist or have been asserted (either in writing or, to the knowledge of Seller, verbally, formally or informally) or, to the knowledge of Seller, are expected to be asserted with respect to Taxes of the Group, and no member of the Group has received notice (either in writing or, to the knowledge of Seller, verbally, formally or informally) or, to the knowledge of Seller, expects to receive notice that it has not filed a Return or paid Taxes required to be filed or paid by it. The Group is neither a party to any action or proceeding for assessment or collection of Taxes, nor, to the knowledge of Seller, has such event been asserted or threatened (either in writing or, to the knowledge of Seller, verbally, formally or informally) against the Group or any of its assets. No waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of the Group. Each of Seller General Partner and all other members of the Group has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662.

     2.8   Special Tax Status.  Seller is not a "foreign person" (as that term
           ------------------
is defined in Section 1445 of the Code).

     2.9   No Withholding.  The transaction contemplated herein is not subject
           --------------
to the tax withholding provisions of Code Section 3406, or of subchapter A of Chapter 3 of the Code or of any other provision of law.

     2.10  Tax Status of Seller LLC.  From its formation, Seller LLC will be,
           ------------------------
and will continue to be, disregarded as an entity separate from its owner for federal tax purposes pursuant to Treasury Regulation Section 301.7701-3.

     2.11  Accredited Investor.  Seller is an "institutional accredited
           -------------------
investor" as such term is defined in Regulation D under the Securities Act.

     2.12  Investment.  Seller is acquiring the Seller Note for investment for
           ----------
its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act, it being understood that the Seller Note may be transferred by Seller to Seller's sole Stockholder ("Stockholder") and by Stockholder pro rata
                                      -----------
to the eight (8) members of Stockholder (the "Members") upon Stockholder and the Members affirming in writing to Holdings the representations and understandings set forth in this Section 2.12 and in Section 2.13. All of Seller, Stockholder and the Members are accredited investors within the meaning of Rule 501 under the Securities Act. Seller understands that the Seller Note to be acquired in exchange for the sale of the Seller Interests has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller's representations as expressed herein.

     2.13  No Public Market.  Seller understands that no public market now
           ----------------
exists for the Seller Note and acknowledges that the Seller Note must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Seller is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resales of securities purchased in a private placement, subject to the satisfaction of certain conditions, and that there can be no assurance that Rule 144 or any other exemption from the registration requirements of the Securities Act will ever be available for resales of the Seller Note. Seller understands that any subsequent transfer of the Seller Note is subject to certain restrictions and conditions set forth in the indenture relating to the Seller Note and Seller agrees to be bound by, and not to resell, pledge or otherwise transfer the Seller Note except in compliance with, such restrictions and conditions. Seller agrees that if it should sell or otherwise transfer the Seller Note prior to the date which is two years after the original issuance of the Seller Note, Seller will do so only (a) to Holdings or any of its subsidiaries, (b) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), (c) inside the United States to an "accredited investor" (as defined in Rule 501 under the Securities Act) that, in conjunction with such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the indenture relating to the Seller
Note), a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Seller Note (the form of which letter can be obtained from the Trustee), (d) outside the United States in accordance with Regulation S under the Securities Act, (e) pursuant to the exemption from registration provided by Rule 144 or another available exemption under the Securities Act (if available) or (f) pursuant to an effective registration statement under the Securities Act, and Seller further agrees to provide to any person purchasing the Seller Note from Seller a notice advising such purchaser that resales of the Seller Note are restricted as stated herein.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Volvo, and with respect to Sections 3.1(b) and 3.4(b), to Mobil, as follows:

     3.1   Organization and Authority; Validity.
           ------------------------------------

           (a) The Company is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and its subsidiaries are each duly qualified to transact business and are each in good standing in each of the jurisdictions in which the ownership or leasing of the properties used in its business or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. The Company has the requisite power and authority to enter into this Agreement, and, immediately after the consummation of the Recapitalization, shall have the power and authority to enter into the Volvo Operating Agreement and the Supplemental Indenture, and to carry out its obligations hereunder and thereunder. Neither the execution or delivery of this Agreement, and, immediately after the consummation of the Recapitalization, neither the execution or delivery of the Volvo Operating Agreement and the Supplemental Indenture nor the consummation of the transactions provided for hereby or thereby, requires or will require any further partnership action on the part of the Company. This Agreement has been, and, immediately after the consummation of the Recapitalization, the Volvo Operating Agreement and the Supplemental Indenture will have been, duly executed by the Company and, assuming due execution by the other parties set forth on the signature pages hereto and thereto, is and will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or a suit in equity). The Company has delivered to Volvo complete and correct copies of the Certificate of Limited Partnership and the Partnership Agreement of the Company, in each case as amended and in effect on the date hereof.

          (b) Immediately after the consummation of the Recapitalization, the Company will have the requisite power and authority to enter into the Mobil Fueling Agreement and the Mobil Lube Agreement, and to carry out its obligations thereunder. Neither the execution or delivery of the Mobil Fueling Agreement nor the Mobil Lube Agreement immediately after the consummation of the Recapitalization, nor the consummation of the transactions provided for thereby, will require any further partnership action on the part of the Company. Immediately after the consummation of the Recapitalization, the Mobil Fueling Agreement and the Mobil Lube Agreement will have been duly executed by the Company and, assuming due execution by the other parties set forth on the signature pages thereto, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or a suit in equity).

     3.2  Subsidiaries.  Except as set forth on Exhibit 21 of the Company's
          ------------
Annual Report on Form 10-K for the year ended December 31, 1998, the Company has no subsidiaries. All of the issued and outstanding shares of capital stock or other equity interests in each subsidiary of the Company are validly issued, fully paid and nonassessable and owned beneficially by the Company, free and clear of any liens or other encumbrances, and there are no options, warrants or other rights to acquire, or agreements or commitments pursuant to which any such subsidiary is obligated to issue, sell, purchase or redeem shares of capital stock or other equity interests in such subsidiary.

     3.3  Capitalization.  As of the date of this Agreement, (a) the general
          --------------
partners and their respective general partner percentage interests held in the Company are as set forth on Schedule
                            --------

3.3, (b) the limited partners and their respective common limited partnership
---
and preferred partnership interests held in the Company are as set forth on
Schedule 3.3 and (c) there are no other partners of the Company other than as set forth on Schedule 3.3. Except as contemplated by this Agreement or as set forth on Schedule 3.3, there are no options, warrants or other rights to acquire, or agreements or commitments pursuant to which the Company is obligated to issue, sell, purchase or redeem percentage interests in the Company. All of the percentage interests in the Company have been duly authorized and validly issued, and are fully paid and nonassessable.

     3.4  Conflicts; Defaults.
          -------------------

          (a) The execution or delivery by the Company of this Agreement, and, immediately after the consummation of the Recapitalization, the execution or delivery by the Company of the Volvo Operating Agreement and the Supplemental Indenture and the consummation of the transactions contemplated hereby or thereby, will not (i) conflict with, result in a breach of the provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Company or any of its subsidiaries, under the Company's Certificate of Limited Partnership, the Partnership Agreement, the organizational documents of any subsidiary of the Company, any other material agreement to which the Company or any of its subsidiaries is a party or, to the Knowledge of the Company, any material statute, other law or regulatory provision affecting any of them, or
(ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of the Company or any of its subsidiaries, except for (a) the filing of appropriate documents with the SEC under the Securities Act or the Exchange Act and with the DOJ and the FTC, if any, (b) those matters set forth in
Schedule 3.4 hereto and (c) such conflicts, breaches, defaults, events,
------------
creations, impositions, approvals, consents, declarations, filings or authorizations, which would not reasonably be expected to have a Material Adverse Effect.

          (b) The execution or delivery by the Company of the Mobil Fueling Agreement and the Mobil Lube Agreement immediately after the consummation of the Recapitalization, and the consummation of the transactions contemplated thereby, will not (i) conflict with, result in a breach of the provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights, or result in the creation or imposition of any encumbrance upon any of the assets of the Company or any of its subsidiaries, under the Company's Certificate of Limited Partnership, the Partnership Agreement, the organizational documents of any subsidiary of the Company or, to the Knowledge of the Company, any other material agreement to which the Company or any of its subsidiaries is a party or any material statute, other law or regulatory provision affecting any of them, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of the Company or any of its subsidiaries, except for (a) the filing of appropriate documents with the SEC under the Securities Act or the Exchange Act and with the DOJ and the FTC, if any, (b) those matters set forth in

Schedule 3.4 hereto and (c) such conflicts, breaches, defaults, events,
------------
creations, impositions, approvals, consents, declarations, filings or authorizations, which would not reasonably be expected to have a Material Adverse Effect.

     3.5  Litigation.  Except as disclosed in Schedule 3.5 or in the SEC
          ----------
Documents, there are no actions, suits or proceedings or court orders or decrees pending or, to the Knowledge of the Company, threatened, to which the Company is a party or any of its properties is subject or by which it is bound before or by any court or governmental agency, which if determined adversely to the interests of the Company, would reasonably be expected to have a Material Adverse Effect.

     3.6  Absence of Changes.  Since March 31, 1999, there has not been any
          ------------------
material adverse change, or, to the Knowledge of the Company, any event or development which, individually or together with such other events, could reasonably be expected to result in a material adverse change, in the results of operations or financial condition of the Company and its subsidiaries (taken as a whole), except for (a) the execution and delivery of this Agreement and the transactions to take place pursuant to this Agreement and (b) changes in the economy in general or in the Company's industry in general and not specifically relating to the Company.

     3.7  No Undisclosed Liabilities.  Except (a) as disclosed in the Company's
          --------------------------
Annual Report on Form 10-K for the year ended December 31, 1998 and the Company's Quarterly Report on Form 10-Q for the three-month period ended March 31, 1999 or in the notes thereto, (b) for the execution and delivery of this Agreement and the transactions to take place pursuant to this Agreement and (c) as set forth on Schedule 3.5, there are no liabilities against, relating to or affecting the Company or any of its assets, whether known, unknown, fixed or contingent, other than liabilities incurred in the ordinary course of business, consistent with past practice, and such other liabilities which, in the aggregate, would not have a Material Adverse Effect.

     3.8  SEC Documents.  The Company has previously delivered or made
          -------------
available to Volvo complete and correct copies of all reports and statements filed by the Company with the SEC under the Exchange Act since January 1, 1999 (the "SEC Documents"). As of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.9  Environmental Matters.  Except as set forth on Schedule 3.9:
          ---------------------                          ------------

          (a) The Company has obtained all licenses which are required in respect of its business, operations, assets and properties under applicable Environmental Laws (the "Environmental Permits"), except (i) those which the failure to obtain would not have a Material Adverse Effect and (ii) for those Environmental Permits which, if obtained, the payment of any required filing or application fee or fines in connection therewith would not have a Material Adverse Effect. To the Knowledge of the Company, the Company is in compliance in all material respects with the terms and conditions of all such licenses and with any applicable Environmental Law, except for such noncompliance which would not have a Material Adverse Effect.

          (b) To the Knowledge of the Company, the operations of the Company and the use and operations of the Real Property have been and are in compliance in all material respects with all applicable Environmental Laws.

          (c) To the Knowledge of the Company, except as permitted by the Environmental Permits and in the ordinary course of business conducted in compliance with applicable Environmental Laws (i) no Hazardous Materials are located on the Real Property, or have been generated, treated, contained, handled, located, used, manufactured, processed, buried, incinerated, deposited, stored, or released on, under or about any part of the Real Property; and (ii) the Real Property, and any improvements thereon, contain no asbestos, urea formaldehyde, radon at levels above natural background, polychlorinated biphenyls (PCBs) or pesticides.

          (d) The Company has not received, nor, to the Knowledge of the Company, is there proposed, threatened or anticipated with respect to the Real Property, any notice, demand, request for information, complaint, summons, investigation, order, agreement or litigation alleging in any manner that the Company or its subsidiaries are responsible for any Release of Hazardous Materials, or any costs arising under or in violation of any Environmental Laws. To the Knowledge of the Company, there is no condition on the Real Property which is in violation of any Environmental Laws or applicable governmental requirements relating to Hazardous Materials.

          (e) To the Knowledge of the Company, the Real Property is not and has not been listed on the United States Environmental Protection Agency National Priorities List of Superfund Sites, or any other list, schedule, law, inventory or record of hazardous or solid waste sites maintained by any federal, state or local agency, and the Company or its subsidiaries are not and have not been designated as "potentially responsible parties" with respect to any such sites.

     3.10 Financial Statements.  The consolidated financial statements of the
          --------------------
Company (including any related notes and schedules) included (or incorporated by reference) (a) in its Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and (b) in its Quarterly Report on Form 10-Q for the three-month period ended March 31, 1999 fairly present, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and changes in its financial position for the periods then ended (subject to normal year-end adjustments and the absence of footnotes in the case of any unaudited interim financial statements).

                                  ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBERS
               -------------------------------------------------

     As specifically set forth below, Volvo, Mobil or each of Volvo and Mobil, as applicable, hereby represents and warrants, as to itself only, to (a), upon its formation, Holdings, and (b) with respect to Section 4.4, the other Subscriber, as follows:

     4.1  Accredited Investor.  Such Subscriber is an "accredited investor" as
          -------------------
such term is defined in Regulation D under the Securities Act.

     4.2  Investment.
          ----------

          (a) Mobil is acquiring the Mobil Interests for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Mobil understands that the Mobil Interests to be acquired in exchange for its investment in Holdings have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Mobil's representations as expressed herein. Mobil understands and acknowledges that the Mobil Interests are subject to restrictions on transfer pursuant to the terms of the Holdings Partnership Agreement.

          (b) Volvo is acquiring the Volvo Limited Partner Interest for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. Volvo understands that the Volvo Limited Partner Interest to be acquired in exchange for its investment in Holdings has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Volvo's representations as expressed herein. Volvo understands and acknowledges that the Volvo Limited Partner Interest is subject to restrictions on transfer pursuant to the terms of the Holdings Partnership Agreement.

     4.3  No Public Market.
          ----------------

          (a) Mobil understands that no public market now exists for the Mobil Interests and acknowledges that the Mobil Interests must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Mobil is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resales of securities purchased in a private placement, subject to the satisfaction of certain conditions, and that there can be no assurance that Rule 144 or any other exemption from the registration requirements of the Securities Act will ever be available for resales of the Mobil Interests.

          (b) Volvo understands that no public market now exists for the Volvo Limited Partner Interest and acknowledges that the Volvo Limited Partner Interest must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.
Volvo is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resales of securities purchased in a private placement, subject to the satisfaction of certain conditions, and that there can be no assurance that Rule 144 or any other exemption from the registration requirements of the Securities Act will ever be available for resales of the Volvo Limited Partner Interest.

     4.4  Organization; Authority; Validity.  Such Subscriber is a corporation
          ---------------------------------
or limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Such Subscriber has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Neither the execution or delivery of this Agreement nor the consummation of the transactions provided for hereby requires any further action on the part of such Subscriber. This Agreement has been duly executed by such Subscriber and, assuming due execution by the other parties set forth on the signature pages hereto, is a legal, valid and binding obligation of such Subscriber, enforceable against such Subscriber in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in an action at law or a suit in equity).

     4.5  Good Title.  Mobil owns beneficially and of record the Mobil Limited
          ----------
Partner Interest, free and clear of all Liens. The transfer and delivery of the Mobil Limited Partner Interest to Holdings as contemplated by this Agreement will, upon consummation of the Closing, transfer good and marketable title thereto to Holdings, free and clear of all Liens.

                                   ARTICLE V

  COVENANTS OF THE HOLDING PARTNERS, THE COMPANY, SELLER AND THE SUBSCRIBERS
   --------------------------------------------------------------------------

     The parties hereto agree that:

     5.1  Reasonable Best Efforts.  Each of the parties hereto shall, and the
          -----------------------
Holding Partners shall cause Holdings to, use their reasonable best efforts to satisfy the conditions to Closing set forth in Article VII, as applicable, of this Agreement and to consummate the transactions contemplated by this Agreement as promptly as is reasonably practical, and at the Closing shall execute and deliver the documents referred to in Article VII.
                                     -----------

     5.2  Further Assurances.  Consistent with the terms and conditions hereof,
          ------------------
each of the parties hereto shall, and the Holding Partners shall cause Holdings to, as applicable, execute and deliver such instruments, certificates and other documents and take such other action as any other party to this Agreement may reasonably require in order to carry out this Agreement and the transactions contemplated hereby.

     5.3  Access to Properties and Records.  Between the date of this Agreement
          --------------------------------
and the Closing Date, the Company shall afford to Volvo and its accountants, counsel and other authorized representatives, reasonable access during normal business hours to any and all premises, properties, contracts, commitments, books, records and other information of the Company's business upon reasonable written notice to the Company and shall cause the officers and employees of the Company to furnish to Volvo and its authorized representatives any and all financial, technical and operating data and other information pertaining to the Company's business as Volvo shall from time to time reasonably request.

     5.4  Formation of Holdings; Contribution by Holding Partners.  In
          -------------------------------------------------------
conjunction with the Closing, the Holding Partners shall form Holdings and (a) Mobil and the Cardwell Partners shall contribute all or a portion of their respective common limited partnership and preferred limited partnership interests in the Company, as applicable, to Holdings in exchange for a common limited partnership or Class A limited preferred partnership interest in Holdings, as the case may be, (b) Mobil shall invest five million dollars ($5,000,000) in cash in exchange for the Mobil Class B Preferred Limited Partner Interest; (c) Volvo shall invest thirty million dollars ($30,000,000) in cash in exchange for the Volvo Limited Partner Interest; and (d) Warrant Holdings shall invest nine million seven hundred thousand dollars ($9,700,000) in cash in exchange for the Warrant Holdings Interest.

     5.5  Discount Note Financing.  In conjunction with the Closing and upon the
          -----------------------
formation of Holdings, the Holding Partners shall cause Holdings to consummate the Discount Note Financing.

     5.6  Formation of Seller LLC; Merger of Petro GP into Seller LLC.  In
          -----------------------------------------------------------
conjunction with the Closing, Seller will form Seller LLC, and shall cause Petro GP to merge with and into Seller LLC, with Seller LLC as the surviving entity.

     5.7  Supplemental Indenture.  The Company shall cause the Indenture to be
          ----------------------
amended in a manner consistent with Exhibit D hereto.
                                    ---------

     5.8  Bank Financing.  The Company shall obtain the Bank Financing
          --------------
consistent with the terms and conditions as set forth in the commitment letter on Exhibit H attached hereto.
   ---------

                                  ARTICLE VI

                                  TAX MATTERS
                                  -----------

     6.1  Tax Elections.  Except as contemplated by this Agreement, no new
          -------------
elections with respect to Taxes, or any changes in current elections with respect to Taxes, affecting Seller General Partner or any of its assets shall be made after the date of this Agreement without the prior written consent of Holdings. Seller will cause Seller LLC, from formation, to be an entity disregarded as separate from its owner for federal Tax purposes pursuant to Treasury Regulation Section 301.7701-3, and Seller shall not make any election to treat Seller LLC as other than as an entity disregarded as separate from its owner for federal Tax purposes pursuant to Treasury Regulation Section 301.7701-3.

     6.2  Preparation of Returns and Payment of Taxes.  Seller and Seller
          -------------------------------------------
General Partner shall prepare and timely file all Returns and amendments thereto required to be filed by them and the Group for any taxable period that both begins before and ends on or before the Closing Date. Holdings shall have a reasonable opportunity to review all Returns and amendments thereto. Each of Seller, Seller General Partner and each member of the Group shall pay and discharge all Taxes, assessments and governmental charges upon or against it or any of its properties or assets for such taxable period, before the same shall become delinquent and before penalties accrue thereon.

     6.3  Nonforeign Affidavit.  Seller shall furnish Holdings with the
          --------------------
affidavit referred to in Section 1445(b)(2) of the Code, stating, under penalty of perjury, the Seller's United States taxpayer identification number and that the Seller is not a foreign person.

     6.4  Cooperation and Records Retention.  Seller and Holdings shall each
          ---------------------------------
provide the other, and Holdings shall cause Seller General Partner after the Closing Date to provide Seller, with such assistance as may reasonably be requested by any of them in connection with the preparation of any Return, audit or other examination by any taxing authority or judicial or administrative proceedings relating to liability for Taxes of or relating to Seller General Partner. Seller shall provide Holdings, on or prior to the Closing Date, with a copy of all of the Returns of, or relating to, the Seller General Partner, and all records or other information (including, without limitation, all supporting work schedules) which may be relevant to the Returns or Taxes of Petro GP or Seller LLC and which are held by any member of the Group. Seller hereby represents and warrants that all such Returns, records and other information provided to Holdings will be all of the Returns, records and information of, or relating to, the Seller General Partner held by any member of the Group and such Returns, records and information will be accurate, full and complete.

     6.5  Access to Records.  Between the date of this Agreement and the
          -----------------
Closing Date, Seller and Seller General Partner shall give Holdings and its authorized representatives full access to all properties, books, records and Returns of or relating to Seller General Partner, whether in possession of Seller General Partner, Seller or third-party professional advisors or representatives in order that Holdings may have full opportunity to make such investigations as it shall desire to make of the affairs of Seller General Partner. Seller and Seller General Partner shall ensure that all third-party advisors and representatives of Seller and Seller General Partner, including without limitation accountants and attorneys, fully cooperate and be reasonably available to Holdings in connection with such investigation.

     6.6  Closing Tax Return and Allocations.  Seller General Partner's and
          ----------------------------------
Seller's distributive share of the Company's income, gain, loss, deduction and distribution for the taxable year of the Company that includes the Closing Date shall be determined on the basis of an interim closing of the books of the Company as of the close of business on the Closing Date and shall not be based upon a proration of such items for the entire taxable year. Tax distributions shall be made within 75 days of the Closing Date to all partners of the Company with respect to taxable income allocated to such partners from the last Tax distribution period of the Company through the Closing Date, based upon the Company's good faith estimate of the amount of such payment, consistent with past practices. The Company shall prepare for, and deliver to Seller, within the time required by law, a federal Schedule K-1 (the "Closing K-1") and any
                                                       -----------
substantially similar state Return with respect to the Company for the period which begins after the 1998 taxable year and includes the Closing Date (the "Pre-Change Period"). In addition to those costs and expenses set forth in
 -----------------
Section 10.1, Seller shall be solely responsible for all Return preparation or Tax consulting fees (a) incurred by it after the Closing Date which relate to the Seller Interests or (b) incurred by or billed to Holdings for the preparation of any Return of Seller (not including the K-1 or similar forms or schedules prepared by Holdings) or Tax consulting fees of Seller that occur after the Closing Date.

     6.7  Value of Assets of Holdings and the Company.  Holdings shall
          -------------------------------------------
prepare, or cause a third party to prepare, a schedule, which Seller shall have the right to review and comment on (the "Allocation Schedule"), allocating the
                                         -------------------
total payments made to Seller under this Agreement (including, for purposes of this Section, any other consideration paid by the Company and any assumed liabilities), among the assets of the Company in accordance with applicable law. Holdings and Seller hereby agree to allocate the total amounts paid to Seller under this Agreement (including assumed liabilities) for all Tax purposes in accordance with the Allocation Schedule attached hereto. Holdings and Seller shall file all Returns (including amended returns and claims for refund) in a manner consistent with such allocation, and shall use their reasonable best efforts to sustain such allocation in any subsequent tax audit or tax dispute.

     6.8  Taxes Owed by Seller.  Seller shall pay any Taxes incurred by Seller
          --------------------
General Partner or Seller as a result of the transactions between Holdings and Seller contemplated by this Agreement, and neither the Company, Holdings nor Seller General Partner shall have any liability or obligation with respect thereto. Any liability for such Taxes that may be imposed on the Company, Holdings or Seller General Partner shall be indemnified by Seller pursuant to and in accordance with Section 8.2(b).

     6.9  Transfer Taxes.  Notwithstanding anything to the contrary contained
          --------------
in this Agreement, the Holdings Partners shall cause Holdings to pay all sales, use, transfer and documentary Taxes and recording and filing fees incurred as a result of the transactions between Holdings and Seller contemplated by this Agreement.

                                  ARTICLE VII

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     7.1  Conditions Precedent to the Obligations of the Subscribers.
          ----------------------------------------------------------

          (a)  Conditions to the Obligations of Volvo.  The obligations of Volvo
               --------------------------------------
under this Agreement shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date (except such of the following conditions as shall have been expressly waived in writing by Volvo):

               (i) Volvo shall have received the written opinion of (A) Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to Seller, addressed to Volvo and dated as of the Closing Date, substantially in the form of Exhibit A-1, (B)
                                                           -----------
Gibson, Dunn & Crutcher LLP, counsel to Holdings, addressed to Volvo, substantially in the form of Exhibit B-1, (C) James Harrington Breed, Senior
                             -----------
Counsel to Mobil, addressed to Volvo and dated as of the Closing Date, substantially in the form of Exhibit C-1; and (D) Kemp, Smith, Duncan & Hammond,
                             -----------
P.C., counsel to the Company, addressed to Volvo, substantially in the form of Exhibit B-3;
-----------

               (ii) Holdings shall have delivered to Mobil, the Mobil Limited Partner Interest, the Mobil Class A Preferred Limited Partner Interest and the Mobil Class B Preferred Limited Partner Interest, and Mobil shall have paid to Holdings $5,000,000 in cash by wire transfer of immediately available funds;

               (iii)  [intentionally omitted];

               (iv) Holdings shall have delivered to Volvo the Volvo Limited Partner Interest;

               (v) The Volvo Operating Agreement shall have been executed and delivered by each of the other parties thereto in substantially the form attached hereto as Exhibit F;
                   ---------

               (vi) The representations and warranties of the Company contained in Article III of this Agreement shall be true and correct as of the date made and as of the Closing Date in all material respects as if made on and as of the Closing Date. The Company shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Volvo shall have received from the Company a certificate dated the Closing Date confirming the foregoing;

               (vii)  The representations and warranties of Seller contained in
Article II of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Seller shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Volvo shall have received from Seller a certificate dated the Closing Date confirming the foregoing;

               (viii) The representations and warranties of Mobil contained in
Section 4.4 of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Mobil shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Volvo shall have received from Mobil a certificate dated the Closing Date confirming the foregoing;

               (ix) Holdings shall have delivered to Volvo a certificate in the form of Exhibit I-1;
            -----------

               (x) Holdings shall have purchased the Seller Interests and the Kirschner Interest pursuant to the Kirschner Purchase Agreement;

          (b)  Conditions to the Obligations of Mobil.  The obligations of Mobil
               --------------------------------------
under this Agreement shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date (except such of the following conditions as shall have been expressly waived in writing by Mobil):

               (i) Mobil shall have received the written opinion of (A) Rogers & Wells LLP, counsel to Volvo, addressed to Mobil and dated as of the Closing Date, substantially in the form of Exhibit C-2 and (B) Gibson, Dunn & Crutcher
                                   -----------
LLP, counsel to Holdings, addressed to Mobil, substantially in the form of Exhibit B-1;
-----------

               (ii) Holdings shall have delivered to Volvo the Volvo Limited Partner Interest and Volvo shall have paid to Holdings $30,000,000 in cash by wire transfer of immediately available funds;

               (iii) Holdings shall have delivered to Mobil the Mobil Limited Partner Interest, the Mobil Class A Preferred Limited Partner Interest and the Mobil Class B Preferred Limited Partner Interest;

               (iv) The Mobil Fueling Agreement shall have been executed and delivered by each of the other parties thereto in substantially the form attached hereto as Exhibit J;
                   ---------

               (v) The Mobil Lube Agreement shall have been executed and delivered by each of the other parties thereto in substantially the form attached hereto as Exhibit K;
                   ---------

               (vi) The representations and warranties of the Company contained in Sections 3.1(b) and 3.4(b) of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. The Company shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Mobil shall have received from the Company a certificate dated the Closing Date confirming the foregoing;

               (vii) The representations and warranties of Volvo contained in
Section 4.4 of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Volvo shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Mobil shall have received from Volvo a certificate dated the Closing Date confirming the foregoing; and

               (viii) Holdings shall have purchased the Seller Interests and the Kirschner Interest pursuant to the Kirschner Purchase Agreement.

     7.2  Conditions Precedent to the Obligations of Seller.  The
          -------------------------------------------------
obligations of Seller under this Agreement shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date (except such of the following conditions as shall have been expressly waived in writing by Seller):

          (a)  Obligations to Seller.  Holdings shall have (i) purchased the
               ---------------------
Seller Interests, (ii) paid to Seller $55,000,000 in cash by wire transfer of immediately available funds, (iii) issued the Seller Note to Seller (and/or cash proceeds pursuant to Section 1.3(a)), (iv) executed the Registration Rights Agreement by and among Holdings, Petro Holdings Financial Corporation, a Delaware corporation, Seller and the other parties set forth on the signature pages thereto, in substantially the form attached hereto as Exhibit N (the
                                                            ---------
"Registration Rights Agreement"), and (v) delivered to Seller a certificate in the form of Exhibit I-2;
            -----------

          (b)  Changes in Tax Laws.  From and after April 2, 1999, there shall
               -------------------
have been no change in applicable federal income Tax laws, rules, regulations, interpretations or rulings (i) that causes a material increase in the Taxes owed by a stockholder of Seller after the Closing Date solely from such stockholder's ownership of shares in Seller at any time during the Seller's taxable year that includes the Closing Date or (ii) that materially affects the Seller's ability to use its tax attributes for the Seller's taxable year that includes the Closing Date. For purposes of this Section 7.2(b), any changes in Tax rates or the alternative minimum tax rates shall not be considered a change.

          (c)  Opinions.  Seller shall have received the written opinion of (i)
               --------
Gibson, Dunn & Crutcher LLP, counsel to Holdings, addressed to Seller and dated as of the Closing Date, substantially in the forms of Exhibit B-1 and B-2, and
                                                      -----------     ---
(ii) James Harrington Breed, Senior Counsel to Mobil, addressed to Seller and dated as of the Closing Date, substantially in the form of Exhibit C-1.
                                                           -----------

          (d)  Partnership Agreements.  (i) The Fourth Amended and Restated
               ----------------------
Partnership Agreement in substantially the form attached hereto as Exhibit E-1
                                                                   -----------
shall have been executed and delivered by the parties set forth on the signature pages thereto, and (ii) the Holdings Partnership Agreement in substantially the form attached hereto as Exhibit E-2 shall have been executed and delivered by
                        -----------
the parties set forth on the signature pages thereto;

     7.3  Conditions Precedent to the Obligations of the Holding Partners.
          ---------------------------------------------------------------
The obligations of the Holding Partners to cause Holdings to perform its obligations under this Agreement shall be subject to the satisfaction of the following conditions on or prior to the Closing Date (except such conditions as shall have been expressly waived in writing by the Holding Partners):

          (a)  Opinions. Holdings shall have received the written opinion of (i)
               --------
James Harrington Breed, Senior Counsel to Mobil, addressed to Holdings and dated as of the Closing Date, substantially in the form of Exhibit C-1; (ii) Rogers &
                                                     -----------
Wells LLP, counsel to Volvo, addressed to Holdings and dated as of the Closing Date, substantially in the form of Exhibit C-2; (iii) Akin, Gump, Strauss, Hauer
                                   -----------
& Feld, L.L.P., counsel to Seller, addressed to Holdings and dated as of the Closing Date, substantially in the form of Exhibit A-1; and (iv) Akin, Gump,
                                           ------------
Strauss, Hauer & Feld, L.L.P., tax counsel to Seller, addressed to Holdings and dated as of the Closing Date, substantially in the form of Exhibit A-2;
                                                           -----------

          (b)  Mobil.
               -----

               (i) Mobil shall have paid to Holdings $5,000,000 in cash by wire transfer of immediately available funds;

               (ii) The representations and warranties of Mobil contained in
Article IV of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Mobil shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Holdings shall have received from Mobil a certificate dated the Closing Date confirming the foregoing;

          (c)  Volvo.
               -----

               (i) Volvo shall have paid to Holdings $30,000,000 in cash by wire transfer of immediately available funds;

               (ii) The representations and warranties of Volvo contained in
Article IV of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Volvo shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Holdings shall have received from Volvo a certificate dated the Closing Date confirming the foregoing;

          (d)  Seller.
               ------

               (i) Seller shall have delivered to Holdings the Seller Interests and shall have executed and delivered the Seller Limited Partner Interest Assignment and Assumption Agreement and the Seller LLC Interest Assignment and Assumption Agreement attached hereto as Exhibits G-2 and G-3, respectively; and
                                        ------------     ---

               (ii)  The representations and warranties of Seller contained in
Article II of this Agreement shall be true and correct in all material respects as of the date made and as of the Closing Date as if made on and as of the Closing Date. Seller shall have performed and complied in all material respects with all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, and Holdings shall have received from Seller a certificate dated the Closing Date confirming the foregoing.

     7.4  Conditions Precedent to the Obligations of the Company.  The
          ------------------------------------------------------
obligations of the Company under this Agreement shall be subject to the satisfaction of the following condition on or prior to the Closing Date (except such of the following conditions as shall have been expressly waived in writing by the Company):

          (a)  Bank Financing.  The Company shall have obtained the Bank
               --------------
Financing consistent with the terms and conditions as set forth in the commitment letter on Exhibit H attached hereto.
                     ---------

          (b)  Opinions.  The Company shall have received the written opinion of
               --------
(i) James Harrington Breed, Senior Counsel to Mobil, addressed to the Company and dated as of the Closing Date, substantially in the form of Exhibit C-1; and
                                                               -----------
(ii) Rogers & Wells LLP, counsel to Volvo, addressed to Holdings and dated as of the Closing Date, substantially in the form of Exhibit C-2.
                                               -----------

     7.5  Conditions Precedent to the Obligations of All Parties.  The
          ------------------------------------------------------
respective obligations of each party under this Agreement shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date (except such conditions as shall have been expressly waived in writing by such party):

          (a)  Assignment and Assumption of Limited Partnership Interests.  Each
               ----------------------------------------------------------
of the Cardwell Partners, Mobil and Holdings shall have executed and delivered a Partnership Interest Assignment and Assumption Agreement attached hereto as

Exhibit G-1;
-----------

          (b)  Merger of Petro GP into Seller LLC.  Petro GP shall have merged
               ----------------------------------
with and into Seller LLC, with Seller LLC as the surviving entity;

          (c)  Supplemental Indenture.  The Supplemental Indenture shall have
               ----------------------
been executed and delivered by the parties thereto in substantially the form attached hereto as Exhibit D;
                   ----------

          (d)  Partnership Agreements.  (i) The Fourth Amended and Restated
               ----------------------
Partnership Agreement in substantially the form attached hereto as Exhibit E-1
                                                                   -----------
shall have been executed and delivered by the parties set forth on the signature pages thereto, and (ii) the Holdings Partnership Agreement in substantially the form attached hereto as Exhibit E-2 shall have been executed and delivered by
                        -----------
the parties set forth on the signature pages thereto;

          (e)  Litigation.  No Proceeding shall be pending, and none of the
               ----------
parties to this Agreement shall have received written notice of any threatened Proceeding, that seeks to restrain, enjoin or prohibit or declare illegal, or that seeks damages regarding any part of the Agreement or the transactions contemplated hereby, including, without limitation, the Seller Interests, the Mobil Interests or the Volvo Limited Partner Interest;

          (f)  Consents.  The parties shall have obtained all consents or
               --------
approvals listed on Schedule 7.5 hereto necessary to consummate the transactions
                    ------------
contemplated by this Agreement;

          (g)  Discount Note Financing.  Holdings shall have consummated the
               -----------------------
Discount Note Financing;

          (h)  Formation of Holdings; Contribution by Holding Partners.  Holding
               -------------------------------------------------------
Partners shall have formed Holdings and (i) the Cardwell Partners and Mobil shall have contributed all or a portion of their respective common limited partnership and preferred limited partnership interests in the Company, as applicable, to Holdings in exchange for a common limited partnership or Class A preferred limited partnership interest in Holdings, as the case may be, (ii) Mobil shall have invested five million dollars ($5,000,000) in cash in exchange for the Mobil Class B Preferred Limited Partner Interest and (iii) Volvo shall have invested thirty million dollars ($30,000,000) in cash in exchange for the Volvo Limited Partner Interest;

          (i)  Kirschner Purchase Agreement. The Kirschner Purchase Agreement in
               ----------------------------
substantially the form attached hereto as Exhibit L shall have been executed and
                                          ---------
delivered by Holdings and Kirschner;

          (j)  Payment of Insurance Premium. The Partners (other than Seller and
               ----------------------------
Seller General Partner, whose proportion of the premium shall be paid by the Company) shall have paid in full the premium for the environmental insurance policy described in Exhibit M (the "Partner Insurance Policy");
                    ---------       ------------------------

          (k)  Good Standings Certificates.
               ---------------------------

               (i) Volvo shall have delivered certificates issued by the Secretary of State of the State of Delaware evidencing the good standing of Volvo and Volvo Parent in the State of Delaware;

               (ii) Mobil shall have delivered certificates issued by the Secretary of State of the State of Delaware and New York, respectively, evidencing the good standing of Mobil and Mobil Oil in the State of Delaware and New York, respectively;

               (iii) Seller shall have delivered certificates issued by the Secretary of State of the State of Delaware evidencing the good standing of Seller and Seller LLC in the State of Delaware;

               (iv) The Company shall have delivered a certificate issued by the Secretary of State of the State of Delaware evidencing the good standing of the Company; and

               (v) The Holding Partners shall cause Holdings to deliver a certificate issued by the Secretary of State of the State of Delaware evidencing the good standing of Holdings.

                                 ARTICLE VIII

                          SURVIVAL OF REPRESENTATIONS
                        AND WARRANTIES; INDEMNIFICATION
                        -------------------------------

     8.1  Survival of Representations and Warranties.  Any claim made with
          ------------------------------------------
respect to the representations and warranties of the Company set forth in
Article III may be made until sixty (60) days after the completion of the audit of the Company for the year ended December 31, 1999, except for the claims made with respect to the representations and warranties set forth in Section 3.1, which may be made at any time after the Closing. Any claim made with respect to representations and warranties of the Subscribers set forth in Article IV, the representations and warranties of Holdings in Exhibits I-1 and I-2 and the
                                              ------------     ---
representations and warranties of Seller set forth in Article II may be made at any time after the Closing (other than claims made with respect to Sections 2.4 through 2.10, which may be made until the expiration of the applicable Tax statute of limitations). All representations and warranties that survive the Closing pursuant to this Section 8.1 shall survive as written, and are not modified in any way by the fact that the conditions to closing in Article VII set forth qualifications and modifications to such representations and warranties that operate solely as conditions. The consummation of the transactions contemplated herein at the Closing and the satisfaction of the conditions to closing set forth in Article VII shall not be deemed a waiver of any party's rights under this Article VIII with respect to any breach of any such representation and warranty.

     8.2  Indemnification by Seller.
          -------------------------

          (a) From and after the Closing Date, Seller agrees to indemnify, defend and hold Holdings and Volvo harmless from and against any and all losses, costs, liabilities, damages and expenses (including reasonable legal and other expenses incident thereto, collectively, "Damages") resulting from Seller's
                                          -------
nonperformance of any covenant, including, without limitation, those contained in Article VI, or breach of any of its representations or warranties contained in Article II of this Agreement; provided, however, that this Section 8.2(a)
                                 --------  -------
does not relate to the breach of any representations and warranties or the nonperformance of any covenants by Seller which relate to Taxes, which are the subject of Section 8.2(b).

          (b)  Tax Indemnification by Seller.  From and after the Closing Date,
               -----------------------------
Seller shall indemnify, defend, and hold Holdings, Seller General Partner, and the Company ("Tax Indemnitees") harmless from and against any and all Taxes that Seller General Partner or Seller could be liable for (including, without limitation, any obligation to contribute to the payment of any Taxes determined on a consolidated, combined or unitary basis with respect to the Group), excluding (i) any Taxes of the Company for which Seller General Partner is liable solely as a result of its capacity as a general partner of the Company,
(ii) any Taxes for which Seller and Seller General Partner are jointly liable for solely as a result of Seller General Partner's capacity as a general partner of the Company, and (iii) any Taxes arising out of the treatment of a Tax item by the Seller General Partner or Seller based upon information provided by the Company, that are imposed on the Tax Indemnitees or the Tax Indemnitees' income, business, property or operations, for which the Tax Indemnitees may otherwise be liable, or that result in liens or encumbrances on any assets of the Tax Indemnitees:

               (w) for any Tax period of Seller General Partner or Seller that ends on or before the Closing Date;

               (x) with respect to any Tax period of Seller General Partner or Seller beginning before the Closing Date but ending after the Closing Date, the portion of such Taxes that relates to the portion of the Tax period ending on and including the Closing Date;

               (y) resulting by reason of the several liability of Seller General Partner pursuant to Treasury Regulations Section 1.1502-6 or by reason of Seller General Partner having been a member of any consolidated, combined or unitary group on or prior to the Closing Date; or

               (z) resulting from Seller's nonperformance of any covenant or breach of any of its representations or warranties in each instance relating to Taxes set forth in this Agreement.

For the avoidance of doubt, Seller's liability under this Section 8.2(b) shall extend to any losses or expenses of the Tax Indemnitees incurred in responding to an examination, audit, administrative or court proceeding, or other procedure in which a Tax authority seeks to propose an adjustment, that if pursued successfully, would give rise to a liability for Taxes for which a Tax Indemnitee would have a claim for indemnification under this Section 8.2(b), even if no Tax is ultimately payable as a result of such examination, audit, administrative or court proceeding, or other procedure. For purposes of this
Section 8.2(b), in the case of any Taxes that are imposed on a periodic basis and are payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Tax period ending on the Closing Date shall (a) in the case of any Taxes, other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Closing Date and the denominator of which is the number of days in the entire Tax period, and (b) in the case of any Tax based upon or related to income or receipts (including franchise taxes to the extent based upon income, receipts or earned surplus) be deemed equal to the amount which would be payable if the relevant Tax period ended on the Closing Date for the Seller General Partner and the Group.

          (c)  Tax Benefits.  If the amount with respect to which any claim is
               ------------
made under Section 8.2 gives rise to a currently realizable Tax Benefit to Holdings or its partners (or any affiliated group member with which such partner files a consolidated, combined or unitary Return), the indemnity payment required to be made by Seller in respect of such claim shall be reduced by the amount of the Tax Benefit available to Holdings or its partners (or any affiliated group member with which such partner files a consolidated, combined or unitary Return). To the extent such indemnity claim does not give rise to a currently realizable Tax Benefit, if the amount with respect to which any indemnity claim is made by Seller gives rise to a subsequently realized Tax Benefit to Holdings or its partners (or any affiliated group member with which such partner files a consolidated, combined or unitary Return), the party deriving such Tax Benefit shall pay to Seller, when, as and if such Tax Benefit is realized, the amount of such Tax Benefit to the extent that the Tax Benefit would have resulted in a reduction of the amount paid by Seller under Section
8.2 if the Tax Benefit had been obtained in the year of such payment. For purposes of this Section 8.2(c), a "Tax Benefit" means an amount by which the Tax liability of the party (or any affiliated group with which such party files a consolidated, combined or unitary Return) is reduced (including, without limitation, by deduction, reduction of income by virtue of increased tax basis or otherwise, entitlement to refund, credit or otherwise) plus any related interest received from the relevant taxing authority. Where a party has other losses, deduction, credits or items available to it, the Tax Benefit from any losses, deductions, credits or items relating to the indemnity claim shall be deemed to be realized only after the utilization of such other losses, deductions, credits or items. For purposes of this Section 8.2(c), a Tax Benefit will be considered to be realized or currently realizable for purposes of this
Section 8.2(c) at the time that it is reflected on a Return of the party deriving such Tax Benefit. In the event that there should be a determination disallowing the Tax Benefit, the Seller shall be liable to refund to the indemnified party the amount of any related reduction previously allowed or payments previously made to Seller under this Section 8.2(c). The amount of the refunded reduction or payment shall be deemed a payment under paragraphs (a) or
(b) of this Section 8.2, as appropriate, and thus shall be paid subject to any applicable reductions under this Section 8.2(c). In no event shall any indemnified party under Section 8.2 be required to pay any amount to Seller under this Section 8.2(c) if the aggregate amounts of all payments to Seller under this Section 8.2(c) would exceed the amount of all payments made by the Seller under Sections 8.2(a) and 8.2(b).

          (d)  Refunds.  Holdings shall promptly pay to Seller any refund
               -------
(including any interest paid with respect thereto) received by Holdings or the Company (i) relating to Tax periods of the Seller General Partner ending on or before the Closing, or (ii) attributable to any Tax paid by Seller under Section
8.2 hereof; provided, however, any refunds or credits of Taxes which are or which result from a payment of any Taxes by Holdings or the Company, either directly or indirectly, shall belong to Holdings or the Company. Any refunds or credits of Taxes of Holdings or the Company relating to Tax periods beginning after the Closing shall be for the account of Holdings or the Company.

     8.3  Indemnification by Subscribers.
          ------------------------------

          (a)  Indemnification by Mobil.
               ------------------------

               (i) Mobil agrees to indemnify, defend and hold Holdings harmless, from and after the Closing Date, from and against any Damages resulting from Mobil's nonperformance of any covenant or breach of any of its representations or warranties contained in Article IV of this Agreement; and

               (ii) Mobil agrees to indemnify, defend and hold the Company and Volvo harmless, from and after the Closing Date, from and against any Damages resulting from

Mobil's nonperformance of any covenant or breach of any of its representations or warranties contained in Section 4.4 of this Agreement.

          (b)  Indemnification by Volvo.
               ------------------------

               (i) Volvo agrees to indemnify, defend and hold Holdings harmless, from and after the Closing Date, from and against any Damages resulting from Volvo's nonperformance of any covenant or breach of any of its representations or warranties contained in Article IV of this Agreement; and

               (ii) Volvo agrees to indemnify, defend and hold the Company and Mobil harmless, from and after the Closing Date, from and against any Damages resulting from Volvo's nonperformance of any covenant or breach of any of its representations or warranties contained in Section 4.4 of this Agreement.

     8.4  Indemnification by the Company.  The Company agrees to indemnify,
          ------------------------------
defend and hold (a) Volvo harmless, from and after the Closing Date, from and against any Damages resulting from the Company's nonperformance of any covenant or breach of any of its representations or warranties contained in Article III of this Agreement and (b) Mobil harmless, from and after the Closing Date, from and against any Damages resulting from the Company's breach of any of its representations or warranties contained in Sections 3.1(b) and 3.4(b) of this Agreement.

     8.5  Indemnification by Holdings.  The Holding Partners shall cause
          ---------------------------
Holdings to indemnify, defend and hold Seller harmless, from and after the Closing Date, from and against any Damages resulting from Holdings' or the Holding Partners' nonperformance of any covenant or the breach of any of Holdings' representations or warranties set forth on Exhibits I-1 and I-2.
                                                     ------------     ---

          8.6  Limitation.  Each of the parties hereto acknowledges and agrees
               ----------
that after the Closing, each party's sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to (a) the indemnification provisions set forth in this Article VIII and (b) Section 10.12.

          8.7  Indemnity Procedure.
               -------------------

               (a)  Notice of Claim. Upon obtaining knowledge of any claim or
                    ---------------
demand which has given rise to, or could reasonably give rise to, a claim for indemnification hereunder, the party seeking indemnification ("Indemnitee")
                                                               ----------
shall promptly give written notice ("Notice of Claim") of such claim or demand
                                     ---------------
to the other party ("Indemnitor").  Indemnitee shall furnish to the Indemnitor
                     ----------
in reasonable detail such information as Indemnitee may have with respect to such indemnification claim (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same). Subject to the limitations set forth in this Section 8.7(a), no failure or delay by Indemnitee in the performance of the foregoing shall reduce or otherwise affect the obligation of Indemnitor to indemnify and hold Indemnitee harmless, except to the extent that such failure or delay shall have adversely affected Indemnitor's ability to defend against, settle or satisfy any liability, damage, loss, claim or demand for which Indemnitee is entitled to indemnification hereunder.

          (b)  Defense of Claim.  If the claim or demand set forth in the Notice
               ----------------
of Claim given by Indemnitee is a claim or demand asserted by a third party, Indemnitor shall have thirty (30) days after the Date of Notice of Claim to notify Indemnitee in writing of its election to defend such third party claim or demand on behalf of the Indemnitee. If Indemnitor elects to defend such third party claim or demand, Indemnitee shall make available to Indemnitor and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate with, and assist Indemnitor in the defense of, such third party claim or demand, and so long as Indemnitor is defending such third party claim in good faith, Indemnitee shall not pay, settle or compromise such third party claim or demand; provided, however, that no claim giving rise to a Notice of Claim shall
        --------  -------
be compromised or settled by Indemnitor except (i) with the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or
(ii) where only the payment of money is involved in such settlement and Indemnitee is fully released from such claim in connection with such settlement. If Indemnitor elects to defend such third party claim or demand, Indemnitee shall have the right to participate in the defense of such third party claim or demand, at Indemnitee's own expense. If Indemnitor does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, Indemnitee shall have the right, in addition to any other right or remedy it may have hereunder, at Indemnitor's expense, to defend such third party claim or demand; provided, however, that (i) Indemnitee shall not
                             --------  -------
have any obligation to participate in the defense of, or defend, any such third party claim or demand; (ii) Indemnitee's defense of or its participation in the defense of any such third party claim or demand shall not in any way diminish or lessen the obligations of Indemnitor under the agreements of indemnification set forth in this Section 8.7; and (iii) no claim giving rise to a Notice of Claim shall be compromised or settled by Indemnitee except with the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld.
The term "Date of Notice of Claim" shall mean the date the Notice of Claim is
          -----------------------
effective pursuant to Section 10.2 of this Agreement.

     8.8  Agreement with Respect to Schedule 8.8 Items.  With respect to any
          --------------------------------------------
Damages determined and imposed within two (2) years after the Closing Date in connection with any of the matters set forth on Schedule 8.8, the financial
                                                ------------
responsibility for such Damages shall be as follows:

          (a) In the event that such Damages are less than or equal to $200,000 in the aggregate (after taking into account the recovery and receipt by the Company of any insurance proceeds (other then the Partner Insurance Policy) or the reimbursement of the Company by any state or other governmental environmental reimbursement fund), the Company shall pay any and all such Damages.

          (b) In the event that such Damages are less than or equal to $1,000,000 (after taking into account the recovery and receipt by the Company of any insurance proceeds (other then the Partner Insurance Policy) or the reimbursement of the Company by any state or other governmental environmental reimbursement fund), the Company shall pay any and all such Damages up to an amount not in excess of $200,000, and the remaining Damages shall be covered by the Partner Insurance Policy.

          (c) In the event that such Damages are greater than $1,000,000 (after taking into account the recovery and receipt by the Company of any insurance proceeds (other then the Partner Insurance Policy) or the reimbursement of the Company by any state or other governmental environmental reimbursement fund), the Company shall pay the initial $200,000 of Damages, the next $800,000 of Damages shall be covered by the Partner Insurance Policy, and all remaining Damages in excess of $1,000,000 shall be paid by the Company.

                                  ARTICLE IX

                                  TERMINATION
                                  -----------

     9.1  Grounds for Termination.  This Agreement may be terminated at any time
          -----------------------
prior to the Closing Date:

          (a) By the mutual written agreement of the Company, the Cardwell Partners, the Subscribers and Seller;

          (b) By Seller (if Seller is not then in breach of any term of this Agreement), if any of the conditions set forth in Section 7.2 or 7.5 of this Agreement shall have become incapable of fulfillment, and shall not have been waived by Seller;

          (c) By the Holding Partners (if neither the Holding Partners nor Holdings is then in breach of any term of this Agreement), if the conditions set forth in Section 7.3 or 7.5 of this Agreement shall have become incapable of fulfillment, and shall not have been waived by Holdings;

          (d) By the Company (if the Company is not then in breach of any term of this Agreement), if the conditions set forth in Section 7.4 or 7.5 of this Agreement shall have become incapable of fulfillment, and shall not have been waived by the Company;

          (e) By Volvo (if Volvo is not then in breach of any term of this Agreement), if any of the conditions set forth in Section 7.1(a) or 7.5 of this Agreement shall have become incapable of fulfillment, and shall not have been waived by Volvo;

          (f) By Mobil (if Mobil is not then in breach of any term of this Agreement), if any of the conditions set forth in Section 7.1(b) or 7.5 of this Agreement shall have become incapable of fulfillment, and shall not have been waived by Mobil; or

          (g) By any of the Company, the Holding Partners, the Subscribers or Seller if the Closing shall not have occurred by July 31, 1999 (other than as a result of a breach of this Agreement by the party seeking termination).

     9.2  Effect of Termination.  If this Agreement is terminated and the
          ---------------------
transactions contemplated hereby are not consummated as provided in Section 9.1, this Agreement shall become void and of no further force and effect, except for
(a) Sections 10.1, 10.14 and 10.15, each of which shall survive such termination and (b) any liability for any breach of a representation, warranty, covenant or agreement contained in this Agreement causing or permitting such termination.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.1 Costs and Expenses.  Except as expressly set forth otherwise in this
          ------------------
Agreement, whether or not the transactions contemplated by this Agreement are consummated, each of the parties to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and closing of this Agreement and the transactions provided for hereby, including, without limitation, expenses of legal counsel, accountants, and other advisors incurred at any time in connection with pursuing, negotiating or consummating the proposed transactions contemplated by this Agreement; provided, however, that
                                                      --------  -------
in the event that the transactions contemplated by this Agreement are not consummated for any reason (other than as a result of any breach of or default under this Agreement by Seller), the Company shall promptly reimburse Seller for its reasonable expenses incurred as described above.

     10.2 Notices.  Any notice, request, consent, approval or other document,
          -------
instrument or communication that may be required or permitted to be delivered or served hereunder shall be effective upon delivery and shall be in writing and may be personally delivered, mailed by courier or sent by facsimile as follows (until notice of a change thereof is given as provided herein):

     If to the Subscribers:

          Mobil Long Haul, Inc.
          3225 Gallows Road
          Fairfax, Virginia 22037
          Attention:  Kevin T. Weir
          Facsimile:  (703) 846-5122
          Telephone:  (703) 846-5697
     and

          Volvo Petro Holdings, LLC
          c/o Volvo Trucks North America, Inc.
          7900 National Service Road
          P.O. Box 26115
          Greensboro, North Carolina  27402-6115
          Attention:   Office of the General Counsel
          Facsimile:   (336) 393-2009
          Telephone:   (336) 393-2000

     with a copy to:

          Rogers & Wells LLP
          200 Park Avenue
          New York, New York
          Attention:   David W. Bernstein
          Facsimile:   (212) 878-8375
          Telephone:   (212) 878-8342

     If to Seller:

          Petro Holdings LP Corp.
          c/o Chartwell Investments Inc.
          717 Fifth Avenue
          New York, New York
          Attention:   Todd R. Berman
          Facsimile:   (212) 521-5533
          Telephone:   (212) 521-5500

     with a copy to:

          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
          1333 New Hampshire Avenue, N.W.
          Suite 400
          Washington, D.C. 20036
          Attention:   Russell W. Parks, Jr.
          Facsimile:   (202) 887-4288
          Telephone:   (202) 887-4092

     If to Holdings:

          Petro Stopping Centers Holdings, L.P.
          c/o Petro Stopping Centers, L.P.
          6080 Surety Dr.
          El Paso, Texas 79905
          Attention:   James A. Cardwell, Sr.
                       Nancy C. Santana
          Facsimile:   (915) 774-7373
          Telephone:   (915) 779-4711

     If to the Company:

          Petro Stopping Centers, L.P.
          6080 Surety Dr.
          El Paso, Texas 79905
          Attention:   James A. Cardwell, Sr.
                       Nancy C. Santana
          Facsimile:   (915) 774-7373
          Telephone:   (915) 779-4711

     with a copy to:

          Kemp, Smith, Duncan & Hammond
          1900 Norwest Plaza
          El Paso, Texas 79901
          Attention:   Jack T. Chapman
          Facsimile:   (915) 546-5360
          Telephone:   (915) 546-5218

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, California  90071
          Attention:   Richard M. Russo
          Facsimile:   (303) 296-5310
          Telephone:   (303) 298-5715

     10.3 Counterparts; Facsimile. This Agreement may be executed in two or more
          -----------------------
counterparts and via facsimile, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     10.4 Entire Agreement.  This Agreement (including the Exhibits and
          ----------------
Schedules hereto, which are incorporated herein and made a part hereof), together with the Confidentiality Agreements, sets forth the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, including, without limitation, the letters of intention and other correspondence heretofore exchanged between the parties.

          10.5  Captions.  All headings contained in this Agreement are for
                --------
convenience or reference only and shall not control or affect in any way the meaning, construction or interpretation of any of the provisions hereof.

          10.6  Governing Law.  This Agreement shall be governed by the laws of
                -------------
the State of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including, without limitation, matters of validity, construction, effect and performance.

          10.7  No Third Party Rights.  Nothing herein express or implied is
                ---------------------
intended or shall be construed to confer upon or give any person or entity, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

          10.8  Amendment and Waiver.  This Agreement may be amended, modified
                --------------------
or superseded, and any of the terms, covenants or conditions hereof may be waived, at any time by a written instrument executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure at any time of any party hereto to require performance by another party of any responsibility or obligation provided for in this Agreement shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by any party of a breach of any provision of this Agreement by another party constitute a waiver of the responsibility or obligation itself.

          10.9  Construction and Representation by Counsel.  The parties hereto
                ------------------------------------------
represent that in the negotiation and drafting of this Agreement they have been represented by and relied upon the advice of counsel of their choice. The parties affirm that their counsel have had a substantial role in the drafting and negotiation of this Agreement and, therefore, the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any Exhibit attached hereto.

          10.10 Further Assurances.  Each party shall, at the request of any
                ------------------
other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions of and the transactions contemplated by this Agreement.

          10.11 Binding Effect; No Assignment.  This Agreement shall be binding
                -----------------------------
upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

          10.12 Specific Performance.  Each of the parties hereto agrees that
                --------------------
each of the other parties hereto shall be entitled, in addition to any other remedies or damages available to any of them in the event of any breach of this Agreement, to specific performance of the obligations of the other parties under this Agreement.

          10.13 Limitation of Liability.  No officer, director, stockholder,
                -----------------------
partner or employee of any party to this Agreement shall have any liability to any party arising out of this Agreement or the transactions contemplated hereby.

     10.14  Arbitration.
            -----------

            (a) Arbitrator.  Any dispute or difference between or among the
                ----------
parties (such parties being referred to individually as a "Disputing Party,"
                                                           ---------------
and, together, as the "Disputing Parties") arising out of this Agreement or the
                       -----------------
transactions contemplated hereby, including without limitation any dispute between an Indemnitee and an Indemnitor under Article VIII, which the parties are unable to resolve themselves shall be submitted to and resolved by arbitration as herein provided. Any Disputing Party may request the American Arbitration Association (the "AAA") to designate one arbitrator, who shall be
                              ---
qualified as an arbitrator under the standards of the AAA, who shall be a retired or former judge of any appellate or trial court of the State of New York, any United States appellate court or the United States District Court for any New York district, who is, in any such case, not affiliated with any party in interest to such arbitration, and who has substantial professional experience with regard to corporate legal matters.

            (b) Location; Timing.  The arbitrator shall consider the dispute at
                ----------------
issue in New York, New York, at a mutually agreed upon time within sixty (60) days (or such longer period as may be acceptable to the Disputing Parties or as directed by the arbitrator) of the designation of the arbitrator. The arbitration proceeding shall be held in accordance with the rules for commercial arbitration of the AAA in effect on the date of the initial request by the Disputing Party, that gave rise to the dispute to be arbitrated (as such rules are modified by the terms of this Agreement or may be further modified by mutual agreement of the Disputing Parties) and shall include an opportunity for the parties to conduct discovery in advance of the proceeding. Notwithstanding the foregoing, the Disputing Parties shall agree that they will attempt, and they intend that they and the arbitrator should use its best efforts in that attempt, to conclude the arbitration proceeding and have a final decision from the arbitrator within one hundred twenty (120) days from the date of selection of the arbitrator; provided, however, that the arbitrator shall be entitled to
                --------  -------
extend such one hundred twenty (120) day period for a total of two one hundred twenty (120) day periods. The arbitrator shall deliver a written award with respect to the dispute to each of the parties, who shall promptly act in accordance therewith. Each Disputing Party to such arbitration agrees that any award of the arbitrator shall be final, conclusive and binding and that they will not contest any action by any other party thereto in accordance with an award of the arbitrator. It is specifically understood and agreed that any party may enforce any award rendered pursuant to the arbitration provisions of this Section 10.14 by bringing suit in any court of competent jurisdiction.

            (c) Costs.  All costs and expenses attributable to the arbitrator
                -----
shall be allocated among the parties to the arbitration in such manner as the arbitrator shall determine to be appropriate under the circumstances.

     10.15  Confidentiality.  Any party receiving information (the "Receiving
            ---------------                                         ---------
Party") from another party hereto ("Disclosing Party") agrees to treat all
-----                               ----------------
information concerning the Disclosing Party furnished, or to be furnished, by or on behalf of the Disclosing Party in accordance with the provisions of this
Section 10.15 (collectively, the "Information"), and to take, or abstain from
                                  -----------
taking, other actions set forth herein. The Information will be used solely for the purpose of evaluating the transactions contemplated hereby, and will be kept confidential by the Receiving Party and its officers, directors, employees, representatives, agents, and advisors; provided that (a) any of such Information may be disclosed to the Receiving Party's officers, directors, employees, representatives, agents, and advisors who need to know such Information for the purpose of evaluating the transactions contemplated hereby, (b) any disclosure of such Information may be made to which the Disclosing Party consents in writing, and (c) such Information may be disclosed if so required by law. If the transactions contemplated hereby are not consummated, the Receiving Party will return to the Disclosing Party all material containing or reflecting the information and will not retain any copies, extracts or other reproductions thereof. Volvo acknowledges that it has entered into the Confidentiality Agreements with the Company and Volvo acknowledges that any and all due diligence conducted by Volvo shall be in accordance with and governed by the terms thereof in addition to the terms of this Agreement.

     10.16  Public Disclosure.  No party hereto shall make public any release
            -----------------
of information regarding the matters contemplated herein except (a) that each party may continue such communications with employees, customers, suppliers, franchisees, lenders, lessors, stockholders, and other particular groups as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other party or the prompt consummation of the transactions contemplated by this Agreement, (b) as required by law, or (c) pursuant to a press release on mutually agreeable terms and timing. It is understood and agreed that it is the intention of the parties to issue a press release mutually agreeable to the parties regarding this Agreement immediately following the execution hereof.

     IN WITNESS WHEREOF, this Partnership Interest Subscription and Purchase Agreement has been signed on behalf of each of the parties hereto as of the date first above written.

PETRO STOPPING CENTERS, L.P.             MOBIL LONG HAUL, INC.

By: /s/ JAMES A. CARDWELL, SR.           By: /s/ KEVIN T. WEIR
   ---------------------------              -------------------------
Name:   James A. Cardwell, Sr.           Name:   Kevin T. Weir
Title:  Executive Officer                Title:  President

PETRO HOLDINGS GP CORP.                  VOLVO PETRO HOLDINGS, LLC

                                         By:  Volvo Trucks North America, Inc.,
                                         its Managing Member

By: /s/ MICHAEL S. SHEIN                 By: /s/ ROBERT GRUSSING, IV
   ---------------------------              -------------------------
Name:   Michael S. Shein                 Name:   Robert Grussing, IV
Title:  Vice President                   Title:  Executive Officer

PETRO HOLDINGS LP CORP.                  JAMES A. CARDWELL, SR.

By: /s/ MICHAEL S. SHEIN                 By: /s/ JAMES A. CARDWELL, SR.
   ---------------------------              ---------------------------
Name:   Michael S. Shein                         James A. Cardwell, Sr.
Title:  Vice President

PETRO WARRANT HOLDINGS CORPORATION       JAMES A. CARDWELL, JR.

By: /s/ JAMES A. CARDWELL, SR.           By: /s/ JAMES A. CARDWELL, JR.
   ---------------------------              ---------------------------
Name:   James A. Cardwell, Sr.                   James A. Cardwell, Jr.
Title:  President

                                         JAJCO II, INC.

                                         By: /s/ JAMES A. CARDWELL, JR.
                                            ---------------------------
                                         Name:   James A. Cardwell, Jr.
                                         Title:  President

                                                                    EXHIBIT A-1
                                                                    -----------

             ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL TO SELLER


     1. Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and Seller LLC is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. Seller has the power and authority to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement, and the consummation by Seller of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of Seller. Assuming the due execution of the Agreement by each of the other parties thereto, the Agreement is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (b) rights to indemnification and the limitations on indemnification obligations under the Agreement may be subject to limitations of public policy under federal and state securities laws.

                                                                     EXHIBIT A-2
                                                                     -----------

           ITEMS TO BE ADDRESSED IN TAX OPINION OF COUNSEL TO SELLER

     Holdings' acquisition of the Seller LLC Interest shall be treated for federal Tax purposes as the acquisition of the general partner percentage interest in the Company held by Seller LLC.

                                                                     EXHIBIT B-1
                                                                     -----------

                  ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL
                TO HOLDINGS DELIVERED TO MOBIL, VOLVO AND SELLER

     1. Holdings is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. Holdings has the power and authority to perform all of its obligations under the Agreement. The consummation by Holdings of the transactions contemplated by the Agreement has been duly authorized by all requisite partnership action on the part of Holdings.

                                                                     EXHIBIT B-2
                                                                     -----------

                  ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL
                        TO HOLDINGS DELIVERED TO SELLER

     1. Each of the Issuers has been duly organized or incorporated and is validly existing as a limited partnership or corporation in good standing under the laws of the State of Delaware, and is duly qualified to do business as a foreign limited partnership or corporation and is in good standing under the laws of the State of Texas;

     2. Each of the Issuers has full power (partnership or corporate, as the case may be) to own or lease its properties and conduct its business as it is now being conducted;

     3. The Seller Note has been duly and validly authorized, executed and delivered and constitutes the legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with its terms and is entitled to the benefits of the indenture (the "Indenture") pursuant to which the Seller Note and the Senior Discount Notes are being issued among the Issuers and State Street Bank and Trust Company, as trustee;

     4. The Indenture has been duly and validly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Issuers in accordance with its terms;

     5. The Registration Rights Agreement by and among the Issuers and the other parties thereto (the "Registration Rights Agreement") has been duly authorized, executed and delivered by the Issuers and constitutes a legal, valid and binding instrument enforceable against the Issuers in accordance with its terms;

     6.   Neither (i) the issuance and sale of the Seller Note by the Issuers,
(ii) the consummation of the Recapitalization, (iii) the compliance by the Issuers with the provisions of the Seller Note, the Indenture, the Registration Rights Agreement or the officer's certificate delivered by Holdings substantially in the form of Exhibit I-2 to the Subscription Agreement, nor (iv)
                             -----------
the fulfillment of the terms thereof will (A) conflict with, result in a breach of the provisions of, or constitute a default under Holding's Certificate of Limited Partnership, the Holdings Partnership Agreement, or any other indenture or other agreement or instrument listed as a material contract on Schedule I
                                                                  ----------
hereto and to which Holdings, Financial or the Company is a party, or, to our knowledge, any material statute, other law or regulatory provision affecting the Issuers, or (B) require the approval, consent or authorization of, or the making of any declaration, filing or registration with, any third party or any foreign, federal, state or local court, governmental authority or regulatory body, by or on behalf of the Issuers, except for (1) the filing of appropriate documents with the SEC under the Securities Act or the Exchange Act and with the DOJ and the FTC, if any, and (2) such conflicts, breaches, defaults, events, creations, impositions, approvals, consents, declarations, filings or authorizations, which would not have a material adverse effect on the Issuers.

     7. The consummation of the Recapitalization will not conflict with, result in a breach of the provisions of, or constitute a default under the Company's indenture dated as of February 1, 1997 relating to the Company's 10 1/2 Senior Notes due 2007, as amended by the Supplemental Indenture.

                                                                     EXHIBIT B-3
                                                                     -----------

                  ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL
                                 TO THE COMPANY

                                                                     EXHIBIT C-1
                                                                     -----------

                  ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL
                                    TO MOBIL


     1. Mobil and Mobil Oil is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and New York, respectively.

     2. Mobil has the power and authority to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement, and the consummation by Mobil of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of Mobil. Assuming the due execution of the Agreement by each of the other parties thereto, the Agreement is a valid and binding obligation of Mobil, enforceable against Mobil in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (b) rights to indemnification and the limitations on indemnification obligations under the Agreement may be subject to limitations of public policy under federal and state securities laws.

     3. Mobil Oil has the power and authority to execute, deliver and perform all of its obligations under each of the Mobil Fueling Agreement and the Mobil Lube Agreement. The execution and delivery of each of the Mobil Fueling Agreement and the Mobil Lube Agreement, and the consummation by Mobil Oil of the transactions contemplated thereby, have been duly authorized by all requisite corporate action on the part of Mobil Oil. Assuming the due execution of each of the Mobil Fueling Agreement and the Mobil Lube Agreement by each of the other parties thereto, each of the Mobil Fueling Agreement and the Mobil Lube Agreement is a valid and binding obligation of Mobil Oil, enforceable against Mobil Oil in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (b) rights to indemnification and the limitations on indemnification obligations under each of the Mobil Fueling Agreement and the Mobil Lube Agreement may be subject to limitations of public policy under federal and state securities laws.

                                                                     EXHIBIT C-2
                                                                     -----------

              ITEMS TO BE ADDRESSED IN OPINION OF COUNSEL TO VOLVO

     1. Volvo is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Volvo Parent is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware.

     2. Volvo has the power and authority to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement and the consummation by Volvo of the transactions contemplated thereby have been duly authorized by all requisite action on the part of Volvo.
Assuming the due execution of the Agreement by each of the other parties thereto, the Agreement is a valid and binding obligation of Volvo, enforceable against Volvo in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (b) rights to indemnification and the limitations on indemnification obligations under the Agreement may be subject to limitations of public policy under federal and state securities laws.

     3. Volvo Parent has the power and authority to execute, deliver and perform all of its obligations under the Volvo Operating Agreement. The execution and delivery of the Volvo Operating Agreement and the consummation by Volvo Parent of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of Volvo Parent. Assuming the due execution of the Volvo Operating Agreement by each of the other parties thereto, the Volvo Operating Agreement is a valid and binding obligation of Volvo Parent, enforceable against Volvo Parent in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (b) rights to indemnification and the limitations on indemnification obligations under the Volvo Operating Agreement may be subject to limitations of public policy under federal and state securities laws.

                                                                       EXHIBIT D
                                                                       ---------

                             AMENDED BOND INDENTURE

                                                                     EXHIBIT E-1
                                                                     -----------

               FOURTH AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                                                                     EXHIBIT E-2
                                                                     -----------

                         HOLDINGS PARTNERSHIP AGREEMENT

                                                                       EXHIBIT F
                                                                       ---------

                   VOLVO JOINT OPERATING AND SUPPLY AGREEMENT

                                                                     EXHIBIT G-1
                                                                     -----------

            PARTNERSHIP INTEREST ASSIGNMENT AND ASSUMPTION AGREEMENT

                                      G-1